   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 2003

                                                     1933 ACT FILE NO. 333-

                                                     1940 ACT FILE NO. 811-21449
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

   [X]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   [ ]    PRE-EFFECTIVE AMENDMENT NO. ____
   [ ]    POST-EFFECTIVE AMENDMENT NO. ____
                                      AND
   [X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940
   [X]    AMENDMENT NO. 5

                 NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND
         Exact Name of Registrant as Specified in Declaration of Trust

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                               JESSICA R. DROEGER
                          VICE PRESIDENT AND SECRETARY
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

                  DAVID A. STURMS                                      ERIC F. FESS
                JOHN T. BLATCHFORD                                CHAPMAN AND CUTLER, LLP
      VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.                          111 W. MONROE
                 222 NORTH LASALLE                                   CHICAGO, IL 60603
                 CHICAGO, IL 60601

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement
                             ---------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [ ]   when declared effective pursuant to section 8(c).
                             ---------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                         PROPOSED         PROPOSED MAXIMUM
     TITLE OF SECURITIES             AMOUNT          MAXIMUM OFFERING    AGGREGATE OFFERING       AMOUNT OF
      BEING REGISTERED             REGISTERED         PRICE PER UNIT          PRICE(1)       REGISTRATION FEE(2)
-----------------------------------------------------------------------------------------------------------------
MuniPreferred shares, $0.01
  par value..................      40 Shares             $25,000             $1,000,000             $80.90
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Transmitted prior to filing.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION, DATED           , 2004

PROSPECTUS

(NUVEEN INVESTMENTS LOGO)

                                $
                 NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                              ("MUNIPREFERRED(R)")
                                     SHARES, SERIES
                                     SHARES, SERIES
                                     SHARES, SERIES
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

    Nuveen Municipal High Income Opportunity Fund is a recently organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide high current income exempt from regular federal income tax. The Fund's secondary investment objective is to seek attractive total return consistent with its primary objective. Under normal
circumstances, the Fund will invest its Managed Assets (as defined on page   of
the prospectus) in a portfolio of municipal securities that pay interest that is exempt from regular federal income tax. Under normal circumstances, the Fund expects to be fully invested in such tax-exempt municipal securities. Up to 30% of the Fund's Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. The Fund will invest at least 50% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest grades by all nationally recognized statistical rating organizations that rate such security, or if it is unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade quality or that are unrated but judged to be of comparable quality by the Fund's investment adviser. No more than 5% of the Fund's Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by the Fund's investment adviser. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund cannot assure you that it will achieve its investment objectives.

    The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated          , 2004 and as it may be supplemented, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional
Information, the table of contents of which is on page   of this prospectus, by
calling (800) 257-8787 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).
                             ---------------------

     INVESTING IN MUNIPREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISK
FACTORS" BEGINNING ON PAGE   .

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             ---------------------

(R) Registered trademark of Nuveen Investments.

                                                              PER SHARE         TOTAL
                                                              ---------         -----
Public Offering Price                                          $25,000       $
Sales Load(1)                                                  $             $
Proceeds to Fund(2) (before expenses)                          $             $

------------
(1) One-half of the sales load from this offering will be paid to certain underwriters based on their participation in the Fund's offering of common shares.

(2) Not including offering expenses payable by the Fund estimated to be
    $        .

    The underwriters are offering the shares of MuniPreferred subject to various conditions. The underwriters expect to deliver the MuniPreferred shares in book-entry form, through the facilities of the Depository Trust Company, to
purchasers on or about          , 2004.
                             ---------------------

                            NUVEEN INVESTMENTS, LLC

          , 2004

     The Fund is offering           ,           and           shares of Series
     , Series      and Series      MuniPreferred, respectively. The shares are
referred to in this prospectus as "MuniPreferred." The MuniPreferred have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The MuniPreferred also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. The dividend rate for
the initial dividend rate period will be   %,   % and   % for MuniPreferred
Series      , Series      and Series      , respectively. The initial rate
period is from the date of issuance through           , 200  ,      , 200  and
          , 200  for MuniPreferred Series      , Series      and Series      ,
respectively. For subsequent rate periods, MuniPreferred shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in the prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell MuniPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. MuniPreferred shares are not listed on an exchange. You may only buy or sell MuniPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

     The MuniPreferred shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                           -------------------------

                               TABLE OF CONTENTS

Prospectus Summary..........................................     1
Financial Highlights........................................     6
The Fund....................................................     7
Use of Proceeds.............................................     7
Capitalization..............................................     8
Portfolio Composition.......................................     8
The Fund's Investments......................................     9
Risk Factors................................................    16
How the Fund Manages Risk...................................    20
Management of the Fund......................................    21
Description of MuniPreferred Shares.........................    24
The Auction.................................................    32
Description of Common Shares................................    35
Certain Provisions in the Declaration of Trust..............    35
Repurchase of Fund Shares; Conversion to Open-End Fund......    36
Federal Income Tax Matters..................................    37
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Redemption Agent..........................................    38
Underwriting................................................    39
Legal Opinions..............................................    40
Available Information.......................................    40
Table of Contents for the Statement of Additional
  Information...............................................    41

                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information, including the Fund's Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Securities (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund......................   Nuveen Municipal High Income Opportunity Fund
                                 (the "Fund") is a recently organized,
                                 diversified, closed-end management investment
                                 company. See "The Fund." The Fund's common
                                 shares, $.01 par value ("common shares"), are
                                 traded on the American Stock Exchange (the
                                 "Exchange") under the symbol "NMZ." See
                                 "Description of Common Shares." As of
                                           , 2004, the Fund had
                                 common shares outstanding and net assets of
                                 $          .

Investment Objectives.........   The Fund's primary investment objective is to
                                 provide high current income exempt from regular federal income tax. The Fund's secondary investment objective is to seek attractive total return consistent with its primary objective. The Fund seeks to achieve its investment objectives by investing in municipal securities that its investment adviser believes are underrated and undervalued. The Fund cannot assure you that it will achieve its investment objectives. See "The Fund's Investments" and
                                 "Risk Factors."

                                 Under normal circumstances, the Fund will invest its assets, including assets attributable to MuniPreferred shares, ("Managed Assets") in a portfolio of municipal securities that pay interest that is exempt from regular federal income tax. Under normal circumstances, the Fund expects to be fully invested in such tax-exempt municipal securities. Up to 30% of the Fund's Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see "Federal Income Tax Matters."

                                 The Fund will invest at least 50% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw Hill Companies ("S&P") or Fitch Ratings ("Fitch")) by all nationally recognized statistical rating organizations (each a "NRSRO") that rate such security, or if it is unrated but judged to be of comparable quality by the Fund's investment adviser.

                                 The Fund may invest up to 50% of its Managed
                                 Assets in municipal securities that, at the time of investment, are rated below investment grade or that are unrated but judged to be of comparable quality by the Fund's investment adviser. Below investment grade quality municipal securities include those municipal securities that are rated investment grade by one or more NRSROs but rated below investment grade by at least one

                                 NRSRO. No more than 5% of the Fund's Managed
                                 Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by Nuveen Advisory (as defined below). This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities).

                                 The Fund anticipates that, upon the full investment of the net proceeds from this offering (which is expected to occur within two to three months following the closing of this offering), it will have invested approximately 55% to 65% of its Managed Assets in investment grade municipal securities and approximately 35% to 45% of its Managed Assets in below investment grade municipal securities. The relative percentages of the value of the Fund's Managed Assets attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund's assets by Nuveen Advisory, market value fluctuations and other events.

                                 Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments" and "Risk Factors -- Credit and Below Investment Grade Risk."

                                 The Fund may invest in municipal securities in the form of notes, which are generally used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. In addition, the Fund may invest in municipal leases, certificates of participation and "moral obligation" bonds. The Fund also may invest in municipal securities in the form of tender option bonds. The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent, in effect, a leveraged investment in an underlying municipal security. See "The Fund's Investments."

Investment Adviser............   Nuveen Advisory Corp. ("Nuveen Advisory") will
                                 be the Fund's investment adviser. Nuveen
                                 Advisory is a wholly owned subsidiary of Nuveen
                                 Investments, Inc. See "Management of the Fund."

The Offering..................   The Fund is offering                ,
                                                and                shares of
                                 Series    , Series   and Series
                                 MuniPreferred, respectively, at a purchase price of $25,000 per share. Shares of MuniPreferred are being offered by the underwriters listed under "Underwriting."

Risk Factors Summary..........   Risk is inherent in all investing. Therefore,
                                 before investing in the Fund you should
                                 consider certain risks carefully. The primary risks of investing in MuniPreferred shares are:

                                 - if an auction fails you may not be able to
                                   sell some or all of your shares;

                                 - because of the nature of the market for
                                   MuniPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                 - a rating agency could downgrade MuniPreferred
                                   shares, which could affect liquidity;

                                 - the Fund may be forced to redeem your shares
                                   to meet regulatory or rating agency
                                   requirements or may voluntarily redeem your shares in certain circumstances;

                                 - in extraordinary circumstances the Fund may
                                   not earn sufficient income from its
                                   investments to pay dividends;

                                 - if long-term interest rates rise, the value
                                   of the Fund's investment portfolio will
                                   decline, reducing the asset coverage for the MuniPreferred shares; and

                                 - if an issuer of a municipal bond in which the
                                   Fund invests is downgraded or defaults, there may be a negative impact on the income and/or asset value of the Fund's portfolio.

                                 For additional general risks of investing in MuniPreferred shares of the Fund, see "Risk Factors."

Trading Market................   MuniPreferred shares are not listed on an
                                 exchange. Instead, you may buy or sell
                                 MuniPreferred shares at an auction that
                                 normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund
                                 (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in MuniPreferred shares outside of auctions, but may discontinue this activity at any time.
                                 There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                 The table below shows the first auction date for each Series of MuniPreferred shares and the day on which each subsequent auction will normally be held for each Series of MuniPreferred shares. The first auction rate for the series of MuniPreferred shares will be the business day before the dividend payment date for the initial dividend period for each series of MuniPreferred shares.

                                                                                         SUBSEQUENT
                                             SERIES                 FIRST AUCTION DATE    AUCTION
                                             ------                 ------------------   ----------

                                 The start date for subsequent rate periods normally will be the business day following the auction date unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.

Dividends and Rate Periods....   The table below shows the dividend rate for the
                                 initial rate period of the MuniPreferred
                                 offered in this prospectus. For subsequent rate
                                 periods, MuniPreferred shares will pay
                                 dividends based on a rate set at auctions,
                                 normally held weekly. In most instances,
                                 dividends are also paid weekly, on the day
                                 following the end of the rate period. The
                                 Series   has an initial dividend period of
                                           and thereafter usually 7 days, and
                                 may be suited for investors with a longer investment horizon. The rate set at auction will not exceed the Maximum Rate. See
                                 "Description of MuniPreferred
                                 Shares -- Dividends and Dividend Periods --
                                 General."

                                 The table below also shows the date from which dividends on the MuniPreferred shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If dividends are payable on a Monday or Tuesday and that day is not a business day, then your dividends will generally be paid on the first business day that falls after that. If dividends are payable on a Wednesday, Thursday or Friday and that day is not a business day, then your dividends generally will be paid on the first business day prior to that day.

                                 Finally, the table below shows the number of days of the initial rate period for the MuniPreferred. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than 28 days will be set out in the notice designating a special rate period. See "Description of MuniPreferred
                                 Shares -- Dividends and Dividend
                                 Periods -- Designation of Special Rate
                                 Periods."

                                                                                                               NUMBER OF
                                                                                  PAYMENT DATE                  DAYS OF
                                                     INITIAL        DATE OF       FOR INITIAL    SUBSEQUENT     INITIAL
                                                     DIVIDEND    ACCUMULATION       DIVIDEND      DIVIDEND     DIVIDEND
                                             SERIES    RATE     AT INITIAL RATE      PERIOD      PAYMENT DAY    PERIOD
                                             ------  --------   ---------------   ------------   -----------   ---------
                                                                                            *

                                  ----------
                                 * In the case of Muni Preferred Series      ,
                                   dividends will be paid on           , 200  ,
                                   and on the first business day of each month thereafter with the last Dividend Payment Date of the initial rate period on
                                             , 200  .

Ratings.......................   Shares of each series of MuniPreferred will be
                                 issued a rating of "               " from
                                                and "               " from
                                                . Because the Fund is required
                                 to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See
                                 "Description of MuniPreferred Shares -- Rating
                                 Agency Guidelines and Asset Coverage."

Redemption....................   Although the Fund will not ordinarily redeem
                                 MuniPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet rating agency guidelines in a timely manner.
                                 The Fund may voluntarily redeem MuniPreferred shares is certain circumstances. See
                                 "Description of MuniPreferred
                                 Shares -- Redemption," and "-- Rating Agency
                                 Guidelines and Asset Coverage."

Liquidation Preference........   The liquidation preference of the shares of
                                 MuniPreferred will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of MuniPreferred
                                 Shares -- Liquidation."

Federal Income Taxation.......   Because under normal circumstances the Fund
                                 will invest substantially all of its assets in municipal securities that pay interest exempt from regular federal income tax, the income you receive will ordinarily be similarly exempt. A portion of the income from the Fund may also be subject to the federal alternative minimum tax.
                                 Therefore, MuniPreferred shares may not be a suitable investment if you are subject to this tax or would become subject to such tax by investing in MuniPreferred shares. Taxable income and gain earned by the Fund will be allocated proportionately to holders of
                                 MuniPreferred shares and common shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified MuniPreferred dividends may be subject to regular federal income tax on income or gains attributed to the Fund. The Fund intends to notify shareholders, before any applicable auction for a rate period of 28 days or less, of the amount of any taxable income and gain for regular federal income tax purposes only, to be paid for the period relating to that auction. For longer periods, the Fund may notify shareholders of the foregoing information. In certain limited circumstances, the Fund will make shareholders whole for federal income taxes owing on dividends paid to shareholders that include taxable income and gain. See "Federal Income
                                 Tax Matters."

Voting Rights.................   The holders of the Fund's preferred shares,
                                 $.01 par value ("Preferred Shares"), including
                                 MuniPreferred, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees in the event two full years' dividends on the Preferred Shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and Preferred Shares, including MuniPreferred, voting together as a single class. The holders of shares of Preferred Shares, including MuniPreferred, will vote as a separate class or classes on certain other matters as required under the Declaration of Trust, the Investment Company Act of 1940
                                 (the "1940 Act") and Massachusetts law. See
                                 "Description of MuniPreferred Shares -- Voting
                                 Rights" and "Certain Provisions in the
                                 Declaration of Trust."

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment
operations on           , 2003 until           , 2003. Since the Fund commenced
operations on           , 2003, the table covers approximately           of
operations, during which a substantial portion of the Fund's assets were held in cash pending investment in municipal bonds that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performances.

                                                                   (UNAUDITED)
                                                                       --
                                                               -------------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period......................
     Net Investment Income..................................
     Net Gains on Securities (Unrealized)...................
       Total from Investment Operations.....................
  Offering Costs............................................
  Net Asset Value, End of Period............................
  Per Share Market Value, End of Period.....................
  Total Return on Net Asset Value...........................
  Total Investment Return on Market Value...................
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (In Thousands)..................
  Ratio of Expenses to Average Net Assets Before
     Reimbursement..........................................
  Ratio of Net Investment Income to Average Net Assets
     Before Reimbursement...................................
  Ratio of Expenses to Average Net Assets After
     Reimbursement..........................................
  Ratio of Net Investment Income to Average Net Assets After
     Reimbursement..........................................
  Portfolio Turnover Rate...................................

                                    THE FUND

     The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on October 8, 2003, pursuant to a Declaration of Trust (the "Declaration") governed by the laws of the Commonwealth of Massachusetts. On November 24, 2003, the Fund issued an aggregate of 20,500,000 common shares of beneficial interest, par value $0.01 per share, pursuant to the initial public offering thereof. The Fund's common shares are listed on the Exchange under the symbol "NMZ." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

     The following provides information about the Fund's outstanding shares as
of           , 2004:

                                                                  AMOUNT HELD
                                                     AMOUNT     BY THE FUND OR      AMOUNT
TITLE OF CLASS                                     AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
--------------                                     ----------   ---------------   -----------
Common...........................................  unlimited           0
MuniPreferred....................................  unlimited           0               0
  Series    .....................................                      0               0
  Series    .....................................                      0               0
  Series    .....................................                      0               0

                                USE OF PROCEEDS

     The net proceeds of the offering of common shares will be approximately
$          after payment of the sales load and estimated offering costs. The
Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal securities that meet those investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities in accordance with the Fund's investment policies.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of
          , 2004, and as adjusted to give effect to the issuance of the shares of MuniPreferred offered hereby.

                                                                ACTUAL      AS ADJUSTED
                                                              -----------   -----------
                                                              (UNAUDITED)   (UNAUDITED)
MuniPreferred shares, $25,000 stated value per share, at
  liquidation value; unlimited shares authorized (no shares
  issued and          shares issued, as adjusted),
  respectively..............................................
COMMON SHAREHOLDERS' EQUITY:
  Common Shares, $.01 par value per share; unlimited shares
     authorized,              shares outstanding*...........
  Paid-in surplus**.........................................
  Undistributed net investment income.......................
  Accumulated net realized gain from investments:...........
  Net unrealized appreciation (depreciation) of
     investments............................................
  Net assets applicable to common shares....................

---------------

 * None of these outstanding shares are held by or for the account of the Fund.

** As adjusted, paid-in surplus reflects the proceeds of the issuance of the
   common shares ($          ) less $.01 par value per common share
   ($          ) and the offering costs of                per common share
   ($          ) as well as a reduction for the sales load and estimated
   offering costs of the MuniPreferred shares' issuance ($          ).

                             PORTFOLIO COMPOSITION

     As of           , 2004,      % of the market value of the Fund's portfolio
was invested in long-term municipal bonds. The following table sets forth certain information with respect to the composition of the Fund's investment
portfolio as of           , 2004.

CREDIT RATING**                                                VALUE     PERCENT
---------------                                               --------   --------
Aaa/AAA.....................................................
Aa/AA.......................................................
A/A.........................................................
Baa/BBB.....................................................
Short-Term..................................................
  Total.....................................................

---------------

** Using the higher of S&P's or Moody's rating.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide high current income exempt from regular federal income tax. The Fund's secondary investment objective is to seek attractive total return consistent with its primary objective. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to MuniPreferred shareholders. The Fund seeks to achieve its investment objectives by investing in municipal securities that Nuveen Advisory believes are underrated and undervalued. The Fund cannot assure you that it will achieve its investment objectives.

INVESTMENT PHILOSOPHY AND PROCESS

     INVESTMENT PHILOSOPHY. Nuveen Advisory believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Advisory believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class.

     After-Tax Income Potential: The primary source of total return from municipal securities comes from the tax-exempt income derived therefrom. Nuveen Advisory believes that, at acceptable levels of credit risk and maturity principal risk, the municipal securities market offers the potential for higher after-tax income when compared with other fixed income markets.

     Managing Multi-Faceted Risks: Risk in the municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. Nuveen Advisory believes that managing these risks at both the individual security and Fund portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

     Opportunities for Diversification: As of December 31, 2002, the municipal securities market aggregated approximately $1.76 trillion, with over 50,000 issuers, and a wide array of financing purposes, security terms, offering structures and credit quality. Nuveen Advisory believes that the size and depth of the municipal securities market may facilitate the creation of a diversified portfolio that reduces exposure to the risks of individual issuers and may lower correlations to other credit and market risks within an investor's overall portfolio.

     Market Inefficiencies: Nuveen Advisory believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies that can be identified and capitalized on through trading strategies.

     INVESTMENT PROCESS. Nuveen Advisory believes that a bottom-up, value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Advisory's investment process are:

     Credit Analysis and Surveillance: Nuveen Advisory focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of Nuveen Advisory's overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

     Sector Analysis: Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

     Diversification: Nuveen Advisory seeks to invest in a large number of sectors, states and specific issuers in order to help insulate a portfolio from events that affect any individual industry, geographic location or credit. Portfolio managers normally seek to limit exposure to individual credits over the long-term. Portfolio managers also seek to diversify other portfolio level risks, including exposure to calls, and to manage a portfolio's interest rate sensitivity within tolerance bands relative to the relevant benchmark.

     Trading Strategies: Through its trading strategies, Nuveen Advisory seeks to enhance portfolio value by trading to take advantage of inefficiencies found in the municipal market. This may entail selling issues Nuveen Advisory deems to be overvalued and purchasing issues Nuveen Advisory considers to be undervalued.

     Sell Discipline: Nuveen Advisory generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation. Nuveen Advisory may also sell securities when such securities exceed the portfolio's diversification targets.

INVESTMENT POLICIES

     Under normal circumstances, the Fund will invest its Managed Assets in a portfolio of municipal securities that pay interest that is exempt from regular federal income tax. It is a fundamental policy of the Fund that its investment in municipal securities paying interest that is exempt from regular federal income tax will, under normal circumstances, comprise at least 80% of the Fund's Managed Assets. Under normal circumstances, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities. Up to 30% of the Fund's Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see "Federal Income Tax Matters."

     - The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. A security is considered investment grade quality if it is rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) by all NRSROs that rate such security, or if it is unrated but judged to be of comparable quality by Nuveen Advisory.

     - The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade. Below investment grade quality municipal securities include those municipal securities that are rated investment grade by one or more NRSROs but rated below investment grade by at least one NRSRO. No more than 5% of the Fund's Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by Nuveen Advisory. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities).

     - The Fund anticipates that, upon the full investment of the net proceeds from this offering (which is expected to occur within two to three months following the closing of this offering), it will have invested approximately 55% to 65% of its Managed Assets in investment grade municipal securities and approximately 35% to 45% of its Managed Assets in below investment grade municipal securities. The relative percentages of the value of the Fund's Managed Assets attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund's assets by Nuveen Advisory, market value fluctuations and other events.

     Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as junk bonds. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Advisory may consider such factors as Nuveen Advisory's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal securities is set forth in Appendix A to the Statement of Additional Information. The Fund may also invest in securities of other open-or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly. See "-- Other Investment Companies" and "-- Initial Portfolio Composition."

     The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. The Fund may use any insurer, regardless of its rating. A municipal security will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

     The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of its Managed Assets. In addition, the Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal security.

     Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of common shares or MuniPreferred shares are being invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes. For more information, see the Statement of Additional Information.

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" common shares and, if issued, MuniPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" MuniPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of MuniPreferred Shares -- Voting Rights" for additional information with respect to the voting rights of holders of MuniPreferred shares.

     If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax. Special rules apply to corporate holders. In addition, distributions of net capital gain will be subject to capital gains taxes. See "Federal Income Tax Matters."

MUNICIPAL SECURITIES

     Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other forms of municipal securities.

     The municipal securities in which the Fund will invest are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Advisory to be reliable), is exempt from regular federal income tax, although the interest may be subject to the federal alternative minimum tax.

     The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

     The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shorter, depending on market conditions. Likewise, the Fund anticipates that its duration following the invest up period will be in the range of 8 to 10 years, depending on market conditions. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

     Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

     A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal securities, plus accrued interest.

     Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long- term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

     Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

     Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by Nuveen Advisory, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

     When-Issued and Delayed Delivery Transactions. The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

     Zero Coupon Bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

     Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or MuniPreferred shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments.

     In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

INITIAL PORTFOLIO COMPOSITION

     If current market conditions persist, the Fund expects that approximately 55% to 65% of its initial portfolio will consist of investment grade quality municipal securities, rated as such at the time of investment. A security is considered investment grade quality if it is rated within the four highest grades by all NRSROs that rate such security, or if it is unrated but judged to be of comparable quality by Nuveen Advisory. The Fund also expects that approximately 35% to 45% of its initial portfolio will consist of below investment grade quality municipal securities, rated as such at the time of investment or unrated but judged to be of comparable quality by Nuveen Advisory. In addition, the Fund anticipates that the initial average credit quality of the portfolio will be BBB, including securities that are not rated by any NRSROs but have ratings assigned to them by Nuveen Advisory. As previously noted, the Fund anticipates that its duration following the invest up period will be in the range of 8 to 10 years, depending on market conditions. See the Statement of Additional Information under "Other Investment Policies and
Techniques -- Portfolio Trading and Turnover Rate." See "-- Investment
Policies."

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MuniPreferred shares.

     Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company and has a limited operating history.

     Interest Rate Risk. The Fund issues MuniPreferred shares, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, MuniPreferred rates may rise so that the amount of dividends paid to MuniPreferred shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of MuniPreferred shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the MuniPreferred share offering) is available to pay MuniPreferred dividends, however, MuniPreferred dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay MuniPreferred dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the MuniPreferred shares.

     Auction Risk. You may not be able to sell your MuniPreferred shares at an auction if the auction fails; that is, if there are more MuniPreferred shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain MuniPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your MuniPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of MuniPreferred Shares" and "The Auction -- Auction Procedures."

     Secondary Market Risk. If you try to sell your MuniPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for MuniPreferred shares, if any, are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. MuniPreferred shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your MuniPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Accrued MuniPreferred dividends, however, should at least partially compensate for the increased market interest rates.

     Ratings and Asset Coverage Risk.  While                and
assign ratings of "               " and "               ", respectively, to
MuniPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MuniPreferred shares. A rating agency could downgrade MuniPreferred shares, which may make your shares less liquid at an auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades MuniPreferred shares, the Fund will alter its portfolio or redeem MuniPreferred shares. The Fund may voluntarily redeem MuniPreferred shares under certain circumstances. See "Description of MuniPreferred Shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

     Credit and Below Investment Grade Risk. Credit risk is the risk that one or more municipal securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest up to 50% of its Managed Assets in municipal securities that are rated below investment grade at the time of investment or that are unrated but judged to be of comparable quality by Nuveen Advisory. No more than 5% of the Fund's Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by Nuveen Advisory. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund is subject to the following specific risks:

     - increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

     - greater risk of loss due to default or declining credit quality;

     - adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

     - the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2003 or 2004, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Issuers of such below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific developments, the issuer's inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund's net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

     Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

     Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The amount of public information available about the municipal securities in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

     Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

     Tax Risk. The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, MuniPreferred Share dividend rates would likely increase, which would tend to further reduce returns to common shareholders.

     Sector and Industry Risk. The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws by companies in the tobacco industry, could adversely affect the tobacco industry which, in turn, could have an adverse affect on tobacco-related municipal securities. The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of the Fund's Managed Assets.

     Subject to rating agency guidelines, the Fund may invest a significant portion of its Managed Assets in broad segments of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, special taxing districts, securities issued to finance charter schools and other private educational facilities, municipal utility securities, industrial development bonds, and other private activity bonds. Subject to the availability of suitable investment opportunities, Nuveen Advisory will attempt to minimize the sensitivity of the Fund's portfolio to credit and other risks associated with a particular sector or industry. However, if the Fund invests a significant portion of its Managed Assets in the segments noted above, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the municipal securities market. To the extent that the Fund focuses its Managed Assets in the hospital and healthcare facilities sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Securities issued to finance charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

     Special Risks Related to Certain Municipal Obligations. The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

     Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Advisory and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

     The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a "majority of the outstanding" common shares and MuniPreferred shares voting together as a single class, and the approval of the holders of a "majority of the outstanding" MuniPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     The Fund is subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings
from      or      on the MuniPreferred shares. See "Investment Objectives" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

     The Fund may take certain actions if short- or intermediate-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of outstanding MuniPreferred shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing MuniPreferred shares. The success of any such attempt to limit leverage risk depends on Nuveen Advisory's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

     If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued MuniPreferred shares or MuniPreferred shares that the Fund previously issued but later repurchased.

NO INVERSE FLOATING RATE SECURITIES

     The Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal security. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund's Board of Trustees.

HEDGING STRATEGIES

     The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest-rate swaps on taxable tax-exempt indices, forward starting rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Advisory, correlate with the prices of the Fund's investments. These hedging strategies may generate taxable income.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Advisory. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISER

     Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal securities in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $45 billion in assets under management. See the Statement of Additional Information under "Investment Adviser."

     Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages the Fund using a team of analysts and portfolio managers that focus on a specific group of funds. John V. Miller is the portfolio manager of the Fund and will provide daily oversight for, and execution of, the Fund's investment activities. He became a Vice President of Nuveen Advisory in 2003. Prior thereto, he was a credit analyst with Nuveen (since 1996). Mr. Miller currently manages investments for three Nuveen-sponsored investment companies.

     Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen through its various affiliates manages $90 billion in assets for clients in separate accounts, registered investment companies, and other collective investment vehicles as of September 30, 2003. Nuveen Investments, Inc. is a publicly traded company and is a majority-owned subsidiary of The St. Paul Companies, Inc. ("St. Paul"), a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

     On November 17, 2003, St. Paul and Travelers Property Casualty Corp. ("Travelers") announced that they have signed a definitive merger agreement, under which holders of Travelers common stock will each receive common shares of St. Paul in exchange for their Travelers shares. The transaction is subject to customary closing conditions, including approval by the shareholders of both companies as well as certain regulatory approvals.

     If this merger transaction were to constitute a change of control of Nuveen Advisory it would operate as an "assignment," as defined in the 1940 Act, of the Fund's investment management agreement (as discussed further below), which would cause the investment management agreement to terminate. In the event of such a termination, it is expected that the Fund's Board would meet to consider both an interim investment management agreement (as permitted under the 1940 Act) and a new investment management agreement, the latter of which, if approved by the Board, would be submitted to a vote of the Fund's shareholders and take effect only upon such approval. There is no assurance that these approvals would be obtained. The Fund and Nuveen Advisory currently expect that they will receive advice of counsel to the effect that the merger will not constitute a change of control of Nuveen Advisory and will not operate as an "assignment," and that therefore the Fund's investment management agreement would not terminate as a result of the merger. There is no assurance that the Fund will receive such advice of counsel.

     As a result of the current ownership by Citigroup Inc. ("Citigroup") and its affiliates of voting securities of Travelers and St. Paul, if the transaction occurs on currently contemplated terms, Citigroup may indirectly own a sufficient percentage of voting securities of the combined entity to make Citigroup an indirect affiliate of Nuveen, Nuveen Advisory and the Fund. Such an affiliation could result, pursuant to the 1940 Act, in restrictions on transactions between the Fund and Citigroup and possibly its affiliates. In particular, principal trades between the Fund and Citigroup and its affiliates could be prohibited. Such a prohibition could have an adverse impact on the Fund's ability to efficiently invest its portfolio. Nuveen Advisory does not believe, however, that any potential inability to so trade with Citigroup or its affiliates would have a material adverse effect on Nuveen Advisory's ability to perform its obligations under the investment management agreement with the Fund or on the Fund's ability to pursue its investment objectives and policies as described in this prospectus.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

AVERAGE DAILY MANAGED ASSETS*                                 MANAGEMENT FEE
-----------------------------                                 --------------
Up to $125 million..........................................      0.7500%
$125 million to $250 million................................      0.7375%
$250 million to $500 million................................      0.7250%
$500 million to $1 billion..................................      0.7125%
$1 billion to $2 billion....................................      0.7000%
$2 billion and over.........................................      0.6750%

------------

* Including assets attributable to outstanding MuniPreferred shares.

     In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any MuniPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first eight full years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                    PERCENTAGE                                          PERCENTAGE
                                    REIMBURSED                                          REIMBURSED
             YEARS               (AS A PERCENTAGE                YEARS               (AS A PERCENTAGE
            ENDING                  OF MANAGED                  ENDING                  OF MANAGED
         NOVEMBER 30,                ASSETS)                 NOVEMBER 30,                ASSETS)
-------------------------------  ----------------   -------------------------------  ----------------
2003(1)........................        0.32%        2008...........................        0.32%
2004...........................        0.32%        2009...........................        0.24%
2005...........................        0.32%        2010...........................        0.16%
2006...........................        0.32%        2011...........................        0.08%
2007...........................        0.32%

------------

(1) From the commencement of operations.

     Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

                      DESCRIPTION OF MUNIPREFERRED SHARES

     The following is a brief description of the terms of the MuniPreferred shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the MuniPreferred shares in the Fund's Statement attached as Appendix A to the Statement of Additional Information.

GENERAL

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of holders of common shares. The Statement currently authorizes the issuance of
               ,                and                shares of MuniPreferred
Series                , Series
and Series      , respectively. All MuniPreferred shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

     The MuniPreferred shares of each series will rank on parity with shares of any other series of MuniPreferred and with shares of any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All MuniPreferred shares carry one vote per share on all matters on which such shares are entitled to be voted. Shares of MuniPreferred are, when issued, fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable and have no preemptive, conversion or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS

     General.  The initial Rate Period of MuniPreferred shares Series      ,
Series      and Series      will be a period consisting of      ,      and
days, respectively. Any Subsequent Rate Period of shares of a series of MuniPreferred will be a Minimum Rate Period (7 Rate Period Days), unless the Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See "-- Designation of Special Rate Periods" below.

     Dividends on shares of each series of MuniPreferred shall be payable, when, as and if declared by the Board out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and
applicable law, on shares of MuniPreferred Series      , on           , 2004,
and thereafter on each           , on shares of MuniPreferred Series      , on
          , 2004, and thereafter on each           and on shares of
MuniPreferred Series      , on           , 2004, and on the first business day
of each month thereafter, with the last dividend payment date of the Initial
Rate Period on           , 200  ; provided, however, that (i) if the Monday or
the Tuesday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be;
(ii) if the Wednesday, Thursday or Friday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and (iii) the Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of more than 28 Rate Period Days.

     The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

     Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

     Dividends on shares of each series of MuniPreferred will accumulate from the Date of Original Issue thereof. The dividend rate for shares of MuniPreferred of a particular series for the initial Rate Period for such shares
shall be      % per annum for Series      ,      % per annum for Series      and
     % per annum for Series      . For each Subsequent Rate Period of shares of
MuniPreferred of a particular series, the dividend rate for such shares will be the Applicable Rate for such shares that the Auction Agent advises the Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction for shares of any series of MuniPreferred will not be greater than the Maximum Rate for shares of such series, which is:

          (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

             (A) the dividend rate on shares of such series for the then-ending Rate Period; and

             (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

          (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

     If an Auction for any Subsequent Rate Period of shares of any series of MuniPreferred is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), but, prior to 12:00 noon on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Fund shall have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/'BB2"').

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for such Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/'BB2"').

     A failure to pay dividends on, or the redemption price of, shares of any series of MuniPreferred shall have been cured with respect to any Rate Period thereof if, within the respective time periods described in the Statement, the Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the redemption price for shares, if any, of such series for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (b) shall not apply to the Fund's failure to pay the redemption price in respect of shares of MuniPreferred when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

     Gross-up Payments. Holders of shares of MuniPreferred are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:

     If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as described below under "The Auction -- Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares

(initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

     If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

     A "Gross-up Payment" means payment to a holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; (b) assuming that no holder of shares of MuniPreferred is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Internal Revenue Code of 1986, as amended, or successor provisions) would be taxable in the hands of each holder of shares of MuniPreferred at the maximum marginal combined regular federal personal income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

     Restrictions on Dividends and Other Distributions. Except as otherwise described herein, for so long as any shares of MuniPreferred are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its shares of common shares) in respect of its common shares or any other shares of the Fund ranking junior to, or on parity with, shares of MuniPreferred as to the payments of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or other such junior shares or other such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Fund), unless
(a) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (b) the Fund shall have redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto. Except as otherwise described herein, for so long as any shares of MuniPreferred are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of common shares or any other shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the MuniPreferred Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the shares of MuniPreferred.

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any such other class or series of shares ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of shares bear to each other.

     Designation of Special Rate Periods. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a particular series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Fund will give MuniPreferred shareholders notice of a special rate period as provided in the Statement.

REDEMPTION

     Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its eligible portfolio securities equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage (as defined below), in each case in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, shares of MuniPreferred will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the lesser of the number of shares of MuniPreferred necessary to restore the required Discounted Value or the 1940 Act MuniPreferred Asset Coverage, as the case may be, or the maximum number that can be redeemed with the funds legally available under the Declaration of Trust and applicable law.

     Optional Redemption. Shares of MuniPreferred of each series are redeemable, at the option of the Fund:

          (a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares of such series may not be redeemed in part if after such partial redemption fewer than 250 shares of such series would remain outstanding;
     (ii) shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and
     (iii) the notice establishing a Special Rate Period of shares of such series, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

          (b) as a whole but not in part, out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     Notwithstanding the foregoing, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

LIQUIDATION

     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with shares of MuniPreferred with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of shares of MuniPreferred then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of shares of MuniPreferred of the full preferential amounts provided for as described herein, the holders of shares of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

     Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

     The Fund is required under           and           guidelines ("the Rating
Agency Guidelines") to maintain assets having in the aggregate a Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount.
          and           have each established separate Rating Agency Guidelines
for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). Although the Rating Agency Guidelines impose certain restrictions on the Fund's investments, Rating Agency Guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not otherwise restricted by the Rating Agency Guidelines and that are eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets. The MuniPreferred Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of shares of MuniPreferred then outstanding and (b) certain accrued and projected payment obligations of the Fund.

     The Rating Agency Guidelines, as each may be amended from time to time by the respective rating agency, will be reflected in a written document. A copy of the current Rating Agency Guidelines will be provided to any holder of MuniPreferred promptly upon written request therefor made by such holder to the Fund at: 333 W. Wacker Dr., Chicago, IL 60606.

     The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to shares of MuniPreferred, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to all outstanding senior securities which are shares of beneficial interest, including MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act MuniPreferred Asset Coverage"). Based on the composition of the portfolio of the
Fund and market conditions as of           , 2004, 1940 Act MuniPreferred Asset
Coverage with respect to shares of MuniPreferred, assuming the issuance on the date thereof of all shares of MuniPreferred offered hereby and giving effect to the deduction of sales load and offering costs related thereto estimated at
$          , would have been computed as follows:

         Value of Fund assets less liabilities not
               constituting senior securities                       $
------------------------------------------------------------   =    ---------------    =       %
      Senior securities representing indebtedness plus              $
      liquidation value of the shares of MuniPreferred

     In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, the Fund will be required to redeem shares of MuniPreferred as described under "Redemption -- Mandatory Redemption" above.

               or           (or any other rating agency providing a rating for
the MuniPreferred) may change from time to time its Rating Agency Guidelines without Fund, Board of Trustees or shareholder approval. In addition, any rating agency providing a rating for the shares of MuniPreferred may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, adopt, amend, alter or repeal any or all of the definitions set forth in the Statement or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth in the Statement in connection with obtaining or maintaining the rating of any rating agency which is then rating shares of MuniPreferred and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of MuniPreferred or holders of MuniPreferred, provided the Board of
Trustees receives written confirmation from           or           , or both, as
appropriate, that any such amendment, alteration or repeal would not adversely
affect the ratings then assigned by           and           to shares of
MuniPreferred.

     As recently described by           and           , a preferred stock rating
is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the shares of MuniPreferred are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of shares of MuniPreferred will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to
          and           by the Fund and the Adviser and information obtained
from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

     A rating agency's guidelines will apply to shares of MuniPreferred only so long as such rating agency is rating such shares. The Fund will pay certain fees
to           or           , or both, for rating shares of MuniPreferred.

VOTING RIGHTS

     Except as otherwise provided in this prospectus and in the Statement of Additional Information, in the Declaration of Trust or as otherwise required by law, holders of shares of MuniPreferred will have equal voting rights with holders of common shares and any Preferred Shares (one vote per share) and will vote together with holders of common shares and any Preferred Shares as a single class.

     In connection with the election of the Fund's trustees, holders of outstanding Preferred Shares, including MuniPreferred shares, voting as a separate class, are entitled to elect two of the Fund's trustees, and the remaining trustees are elected by holders of common shares and Preferred Shares, including MuniPreferred shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares, including MuniPreferred shares, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, including MuniPreferred shares, the number of trustees constituting the Board shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of MuniPreferred, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including shares of MuniPreferred, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares, including MuniPreferred shares, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares, including MuniPreferred shares (but not of the trustees with respect to whose election the holders of common shares were entitled to vote or the two trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

     So long as any shares of MuniPreferred are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the shares of MuniPreferred outstanding at the time (voting as a separate class):

          (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Fund or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of MuniPreferred or classes or series of Preferred Shares ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the
     Fund; provided, however, that if           or           is not then rating
     the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive
     of accumulated and unpaid dividends, may not exceed $          ) or

          (b) amend, alter or repeal the provisions of the Declaration of Trust, including the Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the holders thereof;

provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Fund will be deemed
to affect such preferences, rights or powers only if           or           is
then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

     If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of MuniPreferred shares in a manner different from any other series of MuniPreferred shares, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class). The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency
guidelines in the event the Fund receives written confirmation from           or
          , or both, as appropriate, that any such amendment, alteration or
repeal would not impair the ratings then assigned by           and           to
shares of MuniPreferred. Unless a higher percentage is provided for in the Declaration of Trust (see "Certain Provisions in the Declaration of Trust"), (A) the affirmative vote of the holders of at least a majority of the Preferred Shares, including MuniPreferred shares, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including MuniPreferred shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, including MuniPreferred shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act.

     The foregoing voting provisions will not apply with respect to shares of MuniPreferred if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL

     The Statement provides that, except as otherwise described herein, the Applicable Rate for the shares of each series of MuniPreferred, including the shares of MuniPreferred to be issued in this offering, for each Rate Period of shares of such series after the initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Statement for a more complete description of the Auction process.

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of MuniPreferred.

     The Auction Agent after each Auction for shares of MuniPreferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of MuniPreferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of MuniPreferred will be placed by a Broker-Dealer if such shares were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

     - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of MuniPreferred then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of MuniPreferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of MuniPreferred is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of shares of a series of MuniPreferred but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of MuniPreferred held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of MuniPreferred held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for shares of a series of MuniPreferred exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a series of MuniPreferred do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of shares of a series of MuniPreferred, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of MuniPreferred that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     The Auctions for shares of MuniPreferred Series      will normally be held
every           and each Subsequent Rate Period of shares of such series will
normally begin on the following           . The Auctions
for shares of MuniPreferred Series      will normally be held every
and each Subsequent Rate Period of shares of such series will normally begin on
the following           . The Auctions for shares of MuniPreferred Series
will normally be held every           and each Subsequent Rate Period of shares
of such series will normally begin on the following           .

     Whenever the Fund intends to include any net capital gain or other income taxable for regular federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

SECONDARY MARKET TRADING AND TRANSFER OF MUNIPREFERRED SHARES

     The Broker-Dealers are expected to maintain a secondary trading market in shares of MuniPreferred outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in shares of MuniPreferred will provide owners with liquidity of investment. The shares of MuniPreferred are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON SHARES

     In addition to the MuniPreferred shares, the Declaration authorizes the issuance of an unlimited number of common shares, par value of $0.01 per share. All outstanding common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation, are fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred shares are outstanding, holders of the Fund's common shares will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MuniPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred shares would be at least 200% after giving effect to the distributions.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common shares and MuniPreferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

     Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                           FEDERAL INCOME TAX MATTERS

     The discussions below and in the Statement of Additional Information provide general tax information. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the MuniPreferred shares before making such an investment.

     The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax. The Fund primarily invests in municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of the Fund's dividends to you should qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund's income attributable to municipal obligations subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.

     In addition to exempt-interest dividends, the Fund also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. These distributions will generally be taxable to holders of MuniPreferred. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the common shares and MuniPreferred shares in proportion to total dividends paid to each class for the year. The Fund intends to notify MuniPreferred shareholders in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances the Fund will make payments to MuniPreferred shareholders to offset the federal income tax effects of the taxable distribution. See "Description of

MuniPreferred Shares -- Dividends and Dividend Periods -- Gross-up Payments." As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible for the dividends-received deduction available to corporations. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

     The sale or other disposition of common shares or shares of MuniPreferred of the Fund will normally result in capital gain or loss to shareholders if such shares are held as a capital asset. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, long-term capital gains are generally subject to reduced rates of taxation. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or designated amounts of undistributed capital gain that are treated as received) with respect to such shares. Under certain circumstances, a shareholder's holding period may have to restart after, or may be suspended for, any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

     The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

     The Fund is required in certain circumstances to withhold a portion of dividends and certain other payments paid to certain holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum rate of tax on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum rate of tax on "qualified dividend income" received by noncorporate shareholders who satisfy certain holding period and other requirements. None of the Fund's distributions are expected to be eligible for treatment as qualified dividend income. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

     The Statement of Additional Information contains a more detailed summary of the federal income tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders and any such change may be retroactive. You should consult with your tax advisor about the federal, foreign, state and local tax consequences of an investment in the Fund before making such investment.

                      CUSTODIAN, TRANSFER AGENT, DIVIDEND
                     DISBURSING AGENT AND REDEMPTION AGENT

     The custodian of the assets of and transfer, shareholder services and dividend paying agent for the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. Deutsche Bank Trust Company Americas, 100 Plaza One, 6th Floor, Jersey City, NJ 07311, a banking corporation organized under the laws of New York, is the Auction Agent with respect to shares of MuniPreferred and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

                                  UNDERWRITING

     The underwriters named below have severally agreed, subject to the terms and conditions of the underwriting agreement with the Fund and Nuveen Advisory, to purchase from the Fund the number of MuniPreferred shares set forth below opposite their respective names.

                                                                     NUMBER OF SHARES
                                                              ------------------------------
UNDERWRITERS                                                   SERIES     SERIES     SERIES
------------                                                  --------   --------   --------
Nuveen Investments, LLC.....................................
                                                               -----      -----      -----
  Total.....................................................
                                                               =====      =====      =====

     The Underwriting Agreement provides that the obligations of the underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent accountants. The nature of the underwriters' obligation is such that they are committed to purchase all MuniPreferred shares offered hereby if any of the MuniPreferred shares are purchased.

     The underwriters have advised the Fund that the underwriters propose to offer some of the MuniPreferred shares directly to investors at the offering price of $25,000 per MuniPreferred share, and may offer some of the MuniPreferred shares to certain dealers at the offering price less a concession
not in excess of $          per MuniPreferred share, and such dealers may
reallow a concession not in excess of $          per MuniPreferred share on
sales to certain other dealers. The MuniPreferred shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund. Nuveen may engage in these transactions only in compliance with the 1940 Act.

     The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     The Fund and Nuveen Advisory have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the underwriters, and Nuveen Advisory are each wholly owned subsidiaries of Nuveen Investments, Inc.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the MuniPreferred will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois,
and for the underwriters by           . Vedder, Price, Kaufman & Kammholz, P.C.
and           may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the Securities and Exchange Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, NY 10013-2409. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

     This prospectus does not contain all of the information in the Fund's Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and MuniPreferred shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports file under the Securities Exchange Act of 1934. Additional information may be found on the internet at http://www.nuveen.com.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
                                                               ----
Investment Objectives.......................................    S-3
Investment Policies and Techniques..........................    S-5
Other Investment Policies and Techniques....................   S-15
Management of the Fund......................................   S-17
Investment Adviser..........................................   S-25
Portfolio Transactions......................................   S-28
Net Asset Value.............................................   S-29
Additional Information Concerning the Auctions For
  MuniPreferred.............................................   S-29
Description Of Common Shares................................   S-31
Certain Provisions in the Declaration of Trust..............   S-31
Repurchase of Fund Shares; Conversion to Open-End Fund......   S-32
Federal Income Tax Matters..................................   S-34
Experts.....................................................   S-39
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Redemption Agent..........................................   S-39
Additional Information......................................   S-39
Report of Independent Auditors..............................    F-1
Financial Statements........................................    F-2
Appendices
Appendix A -- Statement Establishing and Fixing Rights and
              Preferences of MuniPreferred Shares...........    A-1
Appendix B -- Ratings of Investments........................    B-1
Appendix C -- Hedging Strategies and Risks..................    C-1

                                   APPENDIX A

                        TAXABLE EQUIVALENT YIELD TABLES

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2003 listed below:

                     TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                TAX FREE YIELDS

TAX RATE   4.00%   4.25%   4.50%    4.75%    5.00%    5.25%    5.50%
--------   -----   -----   ------   ------   ------   ------   ------
10.0%..    4.44%   4.72%    5.00%    5.28%    5.56%    5.83%    6.11%
15.0%..    4.71%   5.00%    5.29%    5.59%    5.88%    6.18%    6.47%
25.0%..    5.33%   5.67%    6.00%    6.33%    6.67%    7.00%    7.33%
28.0%..    5.56%   5.90%    6.25%    6.60%    6.94%    7.29%    7.64%
33.0%..    5.97%   6.34%    6.72%    7.09%    7.46%    7.84%    8.21%
35.0%..    6.15%   6.54%    6.92%    7.31%    7.69%    8.08%    8.46%

 5.75%     6.00%   6.25%   6.50%    6.75%    7.00%    7.25%    7.50%
--------   -----   -----   ------   ------   ------   ------   ------
6.39%..    6.67%   6.94%    7.22%    7.50%    7.78%    8.06%    8.33%
6.76%..    7.06%   7.35%    7.65%    7.94%    8.24%    8.53%    8.82%
7.67%..    8.00%   8.33%    8.67%    9.00%    9.33%    9.67%   10.00%
7.99%..    8.33%   8.68%    9.03%    9.38%    9.72%   10.07%   10.42%
8.58%..    8.96%   9.33%    9.70%   10.07%   10.45%   10.82%   11.19%
8.85%..    9.23%   9.62%   10.00%   10.38%   10.77%   11.15%   11.54%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               $

                          NUVEEN MUNICIPAL HIGH INCOME
                                OPPORTUNITY FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                                MUNIPREFERRED(R)

                                       SHARES, SERIES
                                       SHARES, SERIES
                                       SHARES, SERIES

                                ---------------

                                   PROSPECTUS

                                          , 2004

                                ---------------

                            NUVEEN INVESTMENTS, LLC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION, DATED ___________, 2004

                  NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         Nuveen Municipal High Income Opportunity Fund (the "Fund") is a recently organized, diversified closed-end management investment company. The Fund was organized on October 8, 2003 as Nuveen Municipal High Yield Opportunity Fund, but changed its name to Nuveen Municipal High Income Opportunity Fund effective October 15, 2003.

         This Statement of Additional Information relating to Municipal Auction Rate Cumulative Preferred Shares of the Fund ("MuniPreferred") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating thereto dated __________, 200__ (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares. Investors should obtain and read the Fund's prospectus prior to purchasing such shares. A copy of the Fund's prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

Investment Objectives..........................................................................................S-3
Investment Policies and Techniques.............................................................................S-5
Other Investment Policies and Techniques......................................................................S-15
Management of the Fund........................................................................................S-17
Investment Adviser............................................................................................S-25
Portfolio Transactions........................................................................................S-28
Net Asset Value...............................................................................................S-29
Additional Information Concerning the Auctions For MuniPreferred..............................................S-29
Description Of Common Shares..................................................................................S-31
Certain Provisions in the Declaration of Trust................................................................S-31
Repurchase of Fund Shares; Conversion to Open-End Fund........................................................S-32
Federal Income Tax Matters....................................................................................S-34
Experts  .....................................................................................................S-39
Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent.....................................S-39
Additional Information........................................................................................S-39
Report of Independent Auditors.................................................................................F-1
Financial Statements...........................................................................................F-2


Appendices
        Appendix A--Statement Establishing and Fixing Rights and Preferences of MuniPreferred Shares...........A-1
        Appendix B--Ratings of Investments.....................................................................B-1
        Appendix C--Hedging Strategies and Risks...............................................................C-1

       This Statement of Additional Information is dated __________, 2004

                              INVESTMENT OBJECTIVES

         The Fund's primary investment objective is to provide high current income exempt from regular federal income tax. The Fund's secondary investment objective is to seek attractive total return consistent with its primary objective. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to shareholders. The Fund seeks to achieve its investment objectives by investing in municipal securities that Nuveen Advisory believes are underrated and undervalued. The Fund cannot assure you that it will achieve its investment objectives. The Fund's investment objectives are fundamental policies of the Fund.

INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and, if issued, MuniPreferred shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred shares voting as a separate class:

                  (1) Under normal circumstances, invest less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from regular federal income tax;

                  (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the prospectus;

                  (3) Borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

                  (4) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

                  (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users;

                  (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate;

                  (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

                  (8) Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

                  (9) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; and

                  (10) Invest in securities other than municipal securities and short-term securities, as described in the prospectus, except the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal securities (a) the Fund already owns and
         (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines such investment should enable the Fund to maximize better its existing investment in such issuer. For purposes of the foregoing and "Description of Shares--MuniPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(9) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal securities insured by any given insurer.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the prospectus in the section entitled "Risk Factors", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

                  (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

                  (4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred shares are outstanding.

                  (5) Purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Fund's prospectus and statement of additional information.

                  (6) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent in effect a leveraged investment in an underlying municipal security).

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

         The Fund applied for ratings for its preferred shares (called "MuniPreferred" herein) from ________ and ________. In order to obtain and maintain the required ratings, the Fund is required to comply with investment quality, diversification and other guidelines established by such rating agencies. The guidelines are more restrictive than the restrictions set forth above, including with respect to the Fund's hedging strategies. ________ and ______ receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's prospectus.

                       INVESTMENT PHILOSOPHY AND PROCESS

         INVESTMENT PHILOSOPHY. Nuveen Advisory believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Advisory believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class.

         After-Tax Income Potential: The primary source of total return from municipal securities comes from the tax-exempt income derived therefrom. Nuveen Advisory believes that, at acceptable levels of credit risk and maturity principal risk, the municipal securities market offers the potential for higher after-tax income when compared with other fixed income markets.

         Managing Multi-Faceted Risks: Risk in the municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. Nuveen Advisory believes that managing these risks at both the individual security and Fund portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

         Opportunities for Diversification: As of December 31, 2002, the municipal securities market aggregated approximately $1.76 trillion, and over 50,000 issuers, collectively with a wide array of financing purposes, security terms, offering structures, and credit quality. Nuveen Advisory believes that the size and depth of the municipal securities market may facilitate the creation of a diversified portfolio that reduces exposure to the risks of individual issuers and may lower correlations to other credit and market risks within an investor's overall portfolio.

         Market Inefficiencies: Nuveen Advisory believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies that can be identified and capitalized on through trading strategies.

         INVESTMENT PROCESS. Nuveen Advisory believes that a bottom-up, value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Advisory's investment process are:

         Credit Analysis and Surveillance: Nuveen Advisory focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of Nuveen Advisory's overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

         Sector Analysis: Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

         Diversification: Nuveen Advisory seeks to invest in a large number of sectors, states and specific issuers in order to help insulate a portfolio from events that affect any individual industry, geographic location or credit. Portfolio managers normally seek to limit exposure to individual credits over the long-term. Portfolio managers also seek to diversify other portfolio level risks, including exposure to calls, and to manage a portfolio's interest rate sensitivity within tolerance bands relative to the relevant benchmark.

         Trading Strategies: Through its trading strategies, Nuveen Advisory seeks to enhance portfolio value by trading to take advantage of inefficiencies found in the municipal market. This may entail selling issues Nuveen Advisory deems to be overvalued and purchasing issues Nuveen Advisory considers to be undervalued.

         Sell Discipline: Nuveen Advisory generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation. Nuveen Advisory may also sell securities when such securities exceed the portfolio's diversification targets.

INVESTMENT POLICIES

         Under normal circumstances, the Fund will invest its Managed Assets in a portfolio of municipal securities that pay interest that is exempt from regular federal income tax. It is a fundamental policy of the Fund that its investment in municipal securities paying interest that is exempt from regular federal income tax will, under normal circumstances, comprise at least 80% of the Fund's Managed Assets.

         Under normal circumstances, and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities described above. Up to 30% of the Fund's Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see "Federal Income Tax Matters."

      o The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. A security is considered investment grade quality if it is rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) by all NRSROs that rate such security, or if it is unrated but judged to be of comparable quality by Nuveen Advisory.

      o The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade. Below investment grade quality municipal securities include those municipal securities that are rated investment grade by one or more NRSROs but rated below investment grade by at least one NRSRO. No more than 5% of the Fund's Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by Nuveen Advisory. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities).

      o The Fund anticipates that, upon the full investment of the net proceeds from this offering (which is expected to occur within two to three months following the closing of this offering), it will have invested approximately 55% to 65% of its Managed Assets in investment grade municipal securities and approximately 35% to 45% of its Managed Assets in below investment grade municipal securities. The relative percentages of the value of the Fund's Managed Assets attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund's assets by Nuveen Advisory, market value fluctuations and other events.

         Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other forms of municipal securities.

         Municipal securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered "investment grade" securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated Aaa or AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Nuveen Advisory's research and analysis when investing in these securities.

         The Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

         Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

         A general description of Moody's, S&P's and Fitch's ratings of municipal securities is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

         The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shorter, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open or closed-end investment companies that invest primarily in municipal securities of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix B for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

         The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

         The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of its Managed Assets. In addition, the Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent in effect a leveraged investment in an underlying municipal security.

         Subject to guidelines which may be imposed in connection with the Fund's seeking an investment grade rating on the MuniPreferred shares, the Fund may invest a significant portion of its Managed Assets in broad segments of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, special taxing districts, securities issued to finance charter schools and other private educational facilities, municipal utility securities, industrial development bonds and other private activity bonds. Subject to the availability of suitable investment opportunities, Nuveen Advisory will attempt to minimize the sensitivity of the Fund's portfolio to credit and other risks associated with a particular sector or industry. However, if the Fund invests a significant portion of its Managed Assets in the segments noted above, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the municipal securities market. To the extent that the Fund focuses its Managed Assets in the hospital and healthcare facilities sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued to finance charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation.

         Up to 30% of the Fund's Managed Assets may be invested in municipal securities subject to the federal alternative minimum tax applicable to individuals. Special federal alternative minimum tax rules apply to corporate investors. For a discussion of how the federal alternative minimum tax may affect shareholders, see "Federal Income Tax Matters."

         Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of common shares or MuniPreferred shares are being invested, the Fund may deviate from its investment objectives and invest up to 100% of its Managed Assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from regular federal income tax. For further information, see, "Short-Term Investments" below.

         Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Fund's prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

         Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

         Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

         Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by Nuveen Advisory, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

         Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

SHORT-TERM INVESTMENTS

         SHORT-TERM TAXABLE FIXED INCOME SECURITIES

         For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short- term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short- term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United

         States; (b) the Federal Home Loan Banks*, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
         (c) the Federal National Mortgage Association*, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Nuveen Advisory monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Advisory does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Advisory will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in

_________________________

* These securities are not backed by the full faith and credit of the United States Government.

         commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

         SHORT-TERM TAX-EXEMPT MUNICIPAL SECURITIES

         Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

         Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

         Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

         Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

         Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

         Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

         Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

         Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

         While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

HEDGING STRATEGIES

         The Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments partially to hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

         These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund's net assets. The Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

         The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         Other hedging strategies include using credit default swaps, interest-rate swaps on taxable or tax-exempt indices, forward starting interest rate swaps and options on interest rate swaps. These hedging strategies may also generate taxable income.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES



ILLIQUID SECURITIES

         The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") that are deemed to be illiquid, and certain repurchase agreements.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. To the extent that the Board of Trustees or its delegatee determines that the price of any illiquid security provided by the pricing service is inappropriate, such security will be priced at a fair value as determined in good faith by the Board of Trustees or its delegatee.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

         Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal bonds with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 20%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 20% in particular years.

OTHER INVESTMENT COMPANIES

         The Fund may invest up to 10% of its Managed Assets in securities of other open or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles other than investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or MuniPreferred shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Federal Income Tax Matters" for information relating to the allocation of taxable income between common shares and MuniPreferred shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS

         The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and may be more speculative than such securities. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


                             MANAGEMENT OF THE FUND


TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at twelve. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                 POSITIONS AND                                                          NUMBER OF
                                  OFFICES WITH                                                          PORTFOLIOS
                                  THE FUND AND                                                           IN FUND
                                   YEAR FIRST                                                            COMPLEX
     NAME, BIRTHDATE AND           ELECTED OR            PRINCIPAL OCCUPATIONS INCLUDING OTHER         OVERSEEN BY
           ADDRESS                 APPOINTED             DIRECTORSHIPS DURING PAST FIVE YEARS            TRUSTEE
---------------------------  --------------------  ------------------------------------------------    -----------
TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUND:

Timothy R. Schwertfeger*        Chairman of the    Chairman and Director (since 1996) of Nuveen            141
3/28/49                        Board and Trustee   Investments, Inc., Nuveen Investments, LLC,
333 West Wacker Drive                 2003         Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                  Advisory Corp.; Chairman and Director (since
                                                   1997) of Nuveen Asset Management Inc.; Director
                                                   (since 1996) of Institutional Capital
                                                   Corporation; Chairman and Director (since 1999)
                                                   of Rittenhouse Asset Management, Inc.; Chairman
                                                   (since 2002) of Nuveen Investment Advisers Inc.


_______________________

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory.

                                 POSITIONS AND                                                          NUMBER OF
                                  OFFICES WITH                                                          PORTFOLIOS
                                  THE FUND AND                                                           IN FUND
                                   YEAR FIRST                                                            COMPLEX
     NAME, BIRTHDATE AND           ELECTED OR            PRINCIPAL OCCUPATIONS INCLUDING OTHER         OVERSEEN BY
           ADDRESS                 APPOINTED             DIRECTORSHIPS DURING PAST FIVE YEARS            TRUSTEE
---------------------------  --------------------  ------------------------------------------------    -----------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUND:

William E. Bennett                  Trustee        Private Investor; previously, President and             141
10/16/46                              2003         Chief Executive Officer, Draper &Kramer, Inc., a
333 West Wacker Drive                              private company that handles mortgage banking,
Chicago, IL 60606                                  real estate development, pension advisory and
                                                   real estate management (1995-1998). Prior thereto,
                                                   Executive Vice President and Chief Credit Officer
                                                   of First Chicago Corporation and its principal
                                                   subsidiary, The First National Bank of Chicago.

Robert P. Bremner                   Trustee        Private Investor and Management Consultant.             140
8/22/40                               2003
333 West Wacker Drive
Chicago, IL 60606

Lawrence H. Brown                   Trustee        Retired (August 1989) as Senior Vice President          140
7/29/34                               2003         of The Northern Trust Company; Director of the
333 West Wacker Drive                              United Way Highland Park-Highwood (since 2002).
Chicago, IL 60606

Jack B. Evans                       Trustee        President, The Hall-Perrine Foundation, a               131
10/22/48                              2003         private philanthropic corporation (since 1996);
333 West Wacker Drive                              Director, Alliant Energy; Director and Vice
Chicago, IL 60606                                  Chairman, United Fire &Casualty Company;
                                                   Director, Federal Reserve Bank of Chicago;
                                                   formerly, President and Chief Operating Officer,
                                                   SCI Financial Group, Inc., a regional financial
                                                   services firm.

Anne E. Impellizzeri                Trustee        Retired; formerly, Executive Director                   140
1/26/33                               2003         (1998-2001) of Manitoga (Center for Russel
333 West Wacker Drive                              Wright's Design with Nature); formerly,
Chicago, IL 60606                                  President and Executive Officer of Blanton-Peale
                                                   Institutes of Religion and Health (since 1990);
                                                   prior thereto, Vice President, Metropolitan Life
                                                   Insurance Co.

William L. Kissick                  Trustee        Professor Emeritus, School of Medicine and the          131
7/29/32                               2003         Wharton School of Management and former
333 West Wacker Drive                              Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                  Economics, University of Pennsylvania; Adjunct
                                                   Professor, Health Policy and Management, Yale
                                                   University.

                                 POSITIONS AND                                                          NUMBER OF
                                  OFFICES WITH                                                          PORTFOLIOS
                                  THE FUND AND                                                           IN FUND
                                   YEAR FIRST                                                            COMPLEX
     NAME, BIRTHDATE AND           ELECTED OR            PRINCIPAL OCCUPATIONS INCLUDING OTHER         OVERSEEN BY
           ADDRESS                 APPOINTED             DIRECTORSHIPS DURING PAST FIVE YEARS            TRUSTEE
---------------------------  --------------------  ------------------------------------------------    -----------

Thomas E. Leafstrand(1)             Trustee        Retired; previously, Vice President in charge of        131
11/11/31                              2003         Municipal Underwriting and Dealer Sales at The
333 West Wacker Drive                              Northern Trust Company.
Chicago, IL 60606

Peter R. Sawers                     Trustee        Adjunct Professor of Business and Economics,            140
4/3/33                                2003         University of Dubuque, Iowa; formerly
333 West Wacker Drive                              (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                  Graduate School of Management, Lake Forest,
                                                   Illinois; prior thereto, Executive Director,
                                                   Towers Perrin Australia, a management consulting
                                                   firm; Chartered Financial Analyst; Director,
                                                   Executive Service Corps. of Chicago, a not-for-
                                                   profit organization; Certified Management
                                                   Consultant.

William J. Schneider                Trustee        Senior Partner and Chief Operating Officer,             140
9/24/44                               2003         Miller-Valentine Group, Vice President,
333 West Wacker Drive                              Miller-Valentine Realty, a construction company;
Chicago, IL 60606                                  Chair, Miami Valley Hospital; Chair, Dayton
                                                   Development Coalition; formerly, Member,
                                                   Community Advisory Board, National City Bank,
                                                   Dayton, Ohio and Business Advisory Council,
                                                   Cleveland Federal Reserve Bank.

Judith M. Stockdale                 Trustee        Executive Director, Gaylord and Dorothy                 140
12/29/47                              2003         Donnelley Foundation (since 1994); prior
333 West Wacker Drive                              thereto, Executive Director, Great Lakes
Chicago, IL 60606                                  Protection Fund (from 1990 to 1994).

Sheila W. Wellington(1)             Trustee        Retired. Formerly President (since 1993) of            131
2/24/32                               2003         Catalyst (a not-for-profit organization focusing
333 West Wacker Drive                              on women's leadership development in business
Chicago, IL 60606                                  and the professions).

(1) Mr. Leafstrand and Ms. Wellington will retire as trustees effective July 1, 2004, in accordance with the retirement policy currently in place.

                                 POSITIONS AND                                                          NUMBER OF
                                  OFFICES WITH                                                          PORTFOLIOS
                                  THE FUND AND                                                           IN FUND
                                   YEAR FIRST                                                            COMPLEX
     NAME, BIRTHDATE AND           ELECTED OR            PRINCIPAL OCCUPATIONS INCLUDING OTHER         OVERSEEN BY
           ADDRESS                 APPOINTED             DIRECTORSHIPS DURING PAST FIVE YEARS            TRUSTEE
---------------------------  --------------------  ------------------------------------------------    -----------
OFFICERS OF THE FUND:

Gifford R. Zimmerman                 Chief         Managing Director (since 2002), Assistant               141
9/9/56                           Administrative    Secretary and Associate General Counsel,
333 W. Wacker Drive                 Officer        formerly, Vice President and Assistant General
Chicago, IL 60606                     2003         Counsel, of Nuveen Investments, LLC; Managing
                                                   Director (since 2002), General Counsel (since
                                                   1998) and Assistant Secretary, formerly, Vice
                                                   President of Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.; Managing Director
                                                   (since 2002) and Assistant Secretary and
                                                   Associate General Counsel, formerly, Vice
                                                   President (since 2000) of Nuveen Asset
                                                   Management, Inc.; Assistant Secretary of Nuveen
                                                   Investments, Inc. (since 1994); Assistant
                                                   Secretary of NWQ Investment Management Company,
                                                   LLC (since 2002); Vice President and Assistant
                                                   Secretary of Nuveen Investments Advisers Inc.
                                                   (since 2002); Managing Director, Associate
                                                   General Counsel and Assistant Secretary of
                                                   Rittenhouse Asset Management, Inc. (since
                                                   May 2003); Chartered Financial Analyst;
                                                   Assistant Secretary (since 2003) of Symphony
                                                   Asset Management LLC.

Michael T. Atkinson            Vice President and  Vice President (since 2002), formerly, Assistant        141
2/3/66                        Assistant Secretary  Vice President (since 2000), previously,
333 W. Wacker Drive                   2003         Associate  of Nuveen Investments.
Chicago, IL  60606

Paul L. Brennan                  Vice President    Vice President (since 2002), formerly, Assistant        127
11/10/66                              2003         Vice President (since 1997), of Nuveen Advisory
333 W. Wacker Drive                                Corp.; Chartered Financial Analyst and Certified
Chicago, IL  60606                                 Public Accountant.

Peter H. D'Arrigo              Vice President and  Vice President of Nuveen Investments, LLC (since        141
11/28/67                           Treasurer       1999), prior thereto, Assistant Vice President
333 W. Wacker Drive                   2003         (from 1997); Vice President and Treasurer (since
Chicago, IL  60606                                 1999) of Nuveen Investments, Inc.; Vice
                                                   President and Treasurer (since 1999) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional Advisory
                                                   Corp.; Vice President and Treasurer of Nuveen
                                                   Asset Management, Inc. (since 2002) and of
                                                   Nuveen Investment Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment Management
                                                   Company, LLC (since 2002); Treasurer (since
                                                   2003) of Symphony Asset Management LLC;
                                                   Chartered Financial Analyst.

                                 POSITIONS AND                                                          NUMBER OF
                                  OFFICES WITH                                                          PORTFOLIOS
                                  THE FUND AND                                                           IN FUND
                                   YEAR FIRST                                                            COMPLEX
     NAME, BIRTHDATE AND           ELECTED OR            PRINCIPAL OCCUPATIONS INCLUDING OTHER         OVERSEEN BY
           ADDRESS                 APPOINTED             DIRECTORSHIPS DURING PAST FIVE YEARS            TRUSTEE
---------------------------  --------------------  ------------------------------------------------    -----------
Susan M. DeSanto                 Vice President    Vice President of Nuveen Advisory Corp. (since          141
9/8/54                                2003         2001); previously, Vice President of Van Kampen
333 W. Wacker Drive                                Investment Advisory Corp. (since 1998).
Chicago, IL  60606

Jessica R. Droeger             Vice President and  Vice President (since 2002) and Assistant               141
9/24/64                            Secretary       Secretary and Assistant General Counsel (since
333 W. Wacker Drive                   2003         1998); formerly, Assistant Vice President (since
Chicago, IL  60606                                 1998) of Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly, Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen Institutional
                                                   Advisory  Corp.

Lorna C. Ferguson                Vice President    Vice President of Nuveen Investments, LLC; Vice         141
10/24/45                              2003         President (since 1998) of Nuveen Advisory Corp.
333 W. Wacker Drive                                and Nuveen Institutional Advisory Corp.
Chicago, IL  60606

William M. Fitzgerald            Vice President    Managing Director (since 2002), formerly, Vice          141
3/2/64                                2003         President of Nuveen Investments; Managing
333 W. Wacker Drive                                Director (since 1997), of Nuveen Advisory Corp.
Chicago, IL  60606                                 and Nuveen Institutional Advisory Corp.;
                                                   Managing Director of Nuveen Asset Management,
                                                   Inc. (since 2001); Vice President of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Chartered Financial Analyst.

Stephen D. Foy                 Vice President and  Vice President (since 1993) and Funds Controller        141
5/31/54                            Controller      (since 1998) of Nuveen Investments, LLC;
333 W. Wacker Drive                   2003         Certified Public Accountant.
Chicago, IL  60606

J. Thomas Futrell                Vice President    Vice President of Nuveen Advisory Corp.;                127
7/5/55                                2003         Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

Steven J. Krupa                  Vice President    Vice President of Nuveen Advisory Corp.                 127
8/21/57                               2003
333 W. Wacker Drive
Chicago, IL 60606

David J. Lamb                    Vice President    Vice President (since 2000) of Nuveen                   127
3/22/63                               2003         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                President (since 1999); prior thereto, Associate
Chicago, IL 60606                                  of Nuveen Investments; Certified Public
                                                   Accountant.

                                 POSITIONS AND                                                          NUMBER OF
                                  OFFICES WITH                                                          PORTFOLIOS
                                  THE FUND AND                                                           IN FUND
                                   YEAR FIRST                                                            COMPLEX
     NAME, BIRTHDATE AND           ELECTED OR            PRINCIPAL OCCUPATIONS INCLUDING OTHER         OVERSEEN BY
           ADDRESS                 APPOINTED             DIRECTORSHIPS DURING PAST FIVE YEARS            TRUSTEE
---------------------------  --------------------  ------------------------------------------------    -----------
Tina M. Lazar                    Vice President    Vice President of Nuveen Investments, LLC (since        141
8/27/61                               2003         1999); prior thereto, Assistant Vice President
333 W. Wacker Drive                                (since 1993).
Chicago, IL 60606

Larry W. Martin                Vice President and  Vice President, Assistant Secretary and                 141
7/27/51                       Assistant Secretary  Assistant General Counsel of Nuveen Investments,
333 W. Wacker Drive                   2003         LLC; Vice President and Assistant Secretary of
Chicago, IL 60606                                  Nuveen Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.; Assistant Secretary of Nuveen
                                                   Investments Inc.; Assistant Secretary of Nuveen
                                                   Asset Management, Inc., (since 1997); Vice
                                                   President (since 2000), Assistant Secretary and
                                                   Assistant General Counsel (since 1998) of
                                                   Rittenhouse Asset Management, Inc.; Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Secretary of NWQ Investment Management
                                                   Company, LLC (since 2002); Assistant Secretary
                                                   (since 2003) of Symphony Asset Management LLC.

John V. Miller                   Vice President    Vice President (since 2003), previously, credit         127
4/10/67                               2003         analyst (since 1996), of Nuveen Advisory Corp.;
333 W. Wacker Drive                                Chartered Financial Analyst.
Chicago, IL 60606

Edward F. Neild, IV              Vice President    Managing Director (since 2002), formerly, Vice          141
7/7/65                                2003         President of Nuveen Investments; Managing
333 W. Wacker Drive                                Director (since 1997) of Nuveen Advisory Corp.
Chicago, IL 60606                                  and Nuveen Institutional Advisory Corp.;
                                                   Managing Director of Nuveen Asset Management,
                                                   Inc. (since 1999); Chartered Financial Analyst.

Thomas J. O'Shaughnessy          Vice President    Vice President (since January 2002), formerly,          127
9/4/60                                2003         Assistant Vice President (since 1998), of Nuveen
333 W. Wacker Drive                                Advisory Corp.; prior thereto, portfolio manager.
Chicago, IL 60606

Thomas C. Spalding               Vice President    Vice President of Nuveen Advisory Corp. and             127
7/31/51                               2003         Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                Financial Analyst.
Chicago, IL 60606

         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Anne E. Impellizzeri and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William J. Schneider, Chair, William E. Bennett, Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Thomas E. Leafstrand and Peter R. Sawers.

         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Anne E. Impellizzeri, William L. Kissick, Thomas E. Leafstrand, Peter R. Sawers, William J. Schneider, Judith M. Stockdale and Sheila W. Wellington.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Thomas E. Leafstrand.

         The valuation committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are Lawrence H. Brown, Thomas E. Leafstrand and Judith M. Stockdale.

         Trustees Evans, Kissick, Leafstrand and Wellington are directors or trustees, as the case may be, of 30 Nuveen open-end funds and 82 Nuveen closed-end funds managed by Nuveen Advisory and 6 open-end funds and 13 closed-end funds managed by Nuveen Institutional Advisory Corp. Trustees Bremner, Brown, Impellizzeri, Sawyers, Schneider and Stockdale are also directors or trustees, as the case may be, of 30 open-end and 92 closed-end funds managed by Nuveen Advisory and 6 open-end funds and 12 closed-end funds managed by Nuveen Institutional Advisory Corp. Mr. Schwertfeger and Mr. Bennett are directors or trustees, as the case may be, of 30 open-end funds and 92 closed-end advised by Nuveen Advisory and 6 open-end and 13 closed-end funds advised by Nuveen Institutional Advisory Corp.

         None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.

         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any MuniPreferred shares are outstanding at that time, in which event holders of MuniPreferred shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred shares, voting together as a single class. Holders of MuniPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares--MuniPreferred Shares--Voting Rights."

         The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2002:

                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                      EQUITY SECURITIES IN ALL
                                                                                             REGISTERED
                                                                                    INVESTMENT COMPANIES OVERSEEN
                                                DOLLAR RANGE OF EQUITY                 BY TRUSTEE IN FAMILY OF
            NAME OF TRUSTEE                     SECURITIES IN THE FUND                  INVESTMENT COMPANIES
------------------------------------            ----------------------              -----------------------------
Timothy R. Schwertfeger.............                        $0                              over $100,000
William E. Bennett..................                        $0                            $50,001-$100,000
Robert P. Bremner...................                        $0                             $10,001-$50,000
Lawrence H. Brown...................                        $0                              Over-$100,000
Jack B. Evans.......................                        $0                              Over $100,000
Anne E. Impellizzeri................                        $0                              Over-$100,000
William L. Kissick..................                        $0                              Over-$100,000
Thomas E. Leafstrand................                        $0                              Over $100,000
Peter R. Sawers.....................                        $0                              Over $100,000
William S. Schneider................                        $0                              Over $100,000
Judith M. Stockdale.................                        $0                            $50,001-$100,000
Sheila W. Wellington................                        $0                              Over $100,000

         No trustee who is not an interested person of the Fund owns beneficially or of record, any security of Nuveen Advisory, Nuveen, __________ or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory, Nuveen or _____________.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                                                                              TOTAL
                                              ESTIMATED AGGREGATE       COMPENSATION FROM         AMOUNT OF TOTAL
                                               COMPENSATION FROM          FUND AND FUND          COMPENSATION THAT
             NAME OF TRUSTEE                       THE FUND*                COMPLEX**            HAS BEEN DEFERRED
--------------------------------------        -------------------       -----------------        -----------------
Timothy R. Schwertfeger...............                 $  0                   $     0                  $     0
William E. Bennett....................                 $553                   $53,050                  $41,564
Robert P. Bremner.....................                 $553                   $77,500                  $ 8,780
Lawrence H. Brown.....................                 $579                   $82,000                  $    --
Jack B. Evans.........................                 $579                   $49,100                  $19,357
Anne E. Impellizzeri..................                 $493                   $77,500                  $58,535
William L. Kissick....................                 $493                   $49,000                  $18,000
Thomas E. Leafstrand..................                 $579                   $52,300                  $20,542
Peter R. Sawers.......................                 $553                   $79,250                  $58,785
William J. Schneider..................                 $568                   $77,500                  $58,535
Judith M. Stockdale...................                 $493                   $77,750                  $14,690
Sheila W. Wellington..................                 $493                   $47,600                  $37,403

-------------------
* Based on the estimated compensation to be earned by the independent trustees for the twelve-month period ending October 31, 2005, representing the Fund's first full fiscal year, for services to the Fund.
** Based on the compensation paid to the trustees for the one year period ending 12/31/02 for services to the Nuveen open-end and closed-end funds.


         The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

         Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by Nuveen Institutional Advisory Corp. are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

                               INVESTMENT ADVISER

         Nuveen Advisory acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in the Fund's prospectus.

         Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments brings over a century of expertise to the municipal bond market. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of municipal closed-end exchange-traded bond funds as measured by number of funds (97) and fund assets under management ($35 billion) as of September 30, 2003. Overall, Nuveen through its various affiliates manages $90 billion in assets for clients in separate accounts, registered investment companies, and other collective investment vehicles as of September 30, 2003. Nuveen Investments, Inc. is a publicly-traded company that is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

         Nuveen Investments, Inc. provides high-quality investment services that are essential to building balanced core investment portfolios. Nuveen Investments, Inc. serves financial advisors, and their high-net-worth clients, as well as a growing number of institutional clients. The Company today markets its capabilities under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. In total, the Company now manages approximately $90 billion in assets. Nuveen Investments, Inc. is listed on The New York Stock Exchange and trades under the symbol "JNC."

         Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

                     AVERAGE DAILY MANAGED ASSETS*                            MANAGEMENT FEE
         ---------------------------------------------------                  --------------
         Up to $125 million.................................                       0.7500%
         $125 million to $250 million.......................                       0.7375%
         $250 million to $500 million.......................                       0.7250%
         $500 million to $1 billion.........................                       0.7125%
         $1 billion to $2 billion...........................                       0.7000%
         $2 billion and over................................                       0.6750%

--------------------------
*       Includes net assets attributable to MuniPreferred shares.

         In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing MuniPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                   PERCENTAGE REIMBURSED                                     PERCENTAGE REIMBURSED
         YEAR ENDING                (AS A PERCENTAGE OF              YEAR ENDING              (AS A PERCENTAGE OF
         NOVEMBER 30,                 MANAGED ASSETS)               NOVEMBER 30,                MANAGED ASSETS)
---------------------------        ---------------------            ------------             ---------------------
             2003(1)                        0.32%                         2008                         0.32%
             2004                           0.32%                         2009                         0.24%
             2005                           0.32%                         2010                         0.16%
             2006                           0.32%                         2011                         0.08%
             2007

--------------------------
(1)     From the commencement of operations.

         Reducing Fund expenses in this manner will tend to increase the amount of income available for the common and MuniPreferred shareholders. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

         Unless earlier terminated as described below, the Fund's investment management agreement with Nuveen Advisory (the "management agreement") will remain in effect until August 1, 2005. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Advisory upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The management agreement has been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreement are fair and reasonable and that the agreement is in the Fund's best interests. The independent trustees believe that the management agreement will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of Nuveen Advisory and its affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

         In evaluating the investment management agreement, the independent trustees reviewed materials furnished by Nuveen Advisory at the annual contract renewal meeting held in May 2003, including information regarding Nuveen Advisory, its affiliates and its personnel, operations and financial condition. The independent trustees discussed with representatives of Nuveen Advisory the Fund's operations and Nuveen Advisory's ability to provide advisory and other services to the Fund. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by Nuveen Advisory, the proposed fees to be charged by Nuveen Advisory for investment management services, the profitability to Nuveen Advisory of its relationship with the Fund, fall-out benefits to Nuveen Advisory from that relationship, economies of scale achieved by Nuveen Advisory, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by Nuveen Advisory and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant.

         The Fund, Nuveen Advisory, Nuveen and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Nuveen fund portfolio manager, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, Nuveen Advisory and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

         The Fund invests primarily in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Advisory may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Advisory does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.

         In the rare event that a municipal issuer held by the Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the Fund's Board to determine how the proxy should be voted. A member of Nuveen Advisory's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission ("SEC") on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.

                             PORTFOLIO TRANSACTIONS

         Nuveen Advisory is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

         The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. On occasion, the Fund may clear portfolio transactions through Nuveen. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                NET ASSET VALUE

         The Fund's net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share

         In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Board of Trustees or its delegate, Nuveen Advisory.

        ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR MUNIPREFERRED



GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of MuniPreferred. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members (as defined below) with respect to shares of each series of MuniPreferred. One certificate for all of the shares of each series of MuniPreferred will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of MuniPreferred contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of MuniPreferred. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of MuniPreferred Shares--Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of each series of MuniPreferred and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of MuniPreferred, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of MuniPreferred, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of MuniPreferred" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for shares of MuniPreferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than 364 Rate Period Days, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of 364 Rate Period Days or longer, of the purchase price of shares of MuniPreferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of MuniPreferred will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                          DESCRIPTION OF COMMON SHARES

         In addition to the MuniPreferred shares, the Declaration authorizes the issuance of an unlimited number of common shares, par value of $0.01 per share. All outstanding common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation, are fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred shares are outstanding, holders of the Fund's common shares will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MuniPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred shares would be at least 200% after giving effect to the distributions.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common shares and MuniPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's MuniPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued MuniPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding MuniPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's common shares and MuniPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's MuniPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred shares then outstanding, and the Fund's common shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares would decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when MuniPreferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the Fund's common shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

         The following is intended to be a general summary of certain US federal income tax consequences of investing in shares of MuniPreferred. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Investors are advised to consult with their own tax advisors before investing in the Fund.

         The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to satisfy conditions which enable dividends on common shares and shares of MuniPreferred which are attributable to interest on municipal obligations to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

         To qualify under Subchapter M of the Code as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders each year at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Policies and Techniques" and "Other Investment Policies and Techniques" above. If for any taxable year the Fund did not qualify as a regulated investment company for federal income tax purposes, it would be treated as a corporation subject to federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate shareholders and the reduced rate of taxation for "qualified dividend income" available to noncorporate shareholders.

         A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior years' required distribution, is liable for a nondeductible 4% federal excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         The Fund intends to qualify to pay "exempt-interest" dividends, as defined in the Code, on its common shares and shares of MuniPreferred by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such "non-appropriation" municipal lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Techniques" above. Gains of the Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of accrued market discount on the bond.

         Distributions to shareholders of net investment income received by the Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund's shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on shares of MuniPreferred which include an allocable portion of any net capital gain or other taxable income, the Fund anticipates that all other dividends paid on shares of its MuniPreferred will constitute exempt-interest dividends for federal income tax purposes. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction available to corporate shareholders or as "qualified dividend income" available to noncorporate shareholders.

         The Internal Revenue Service (the "IRS") requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its common shares and shares of MuniPreferred in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund. The Fund will, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gain or other income taxable for regular federal income tax purposes to be included in any dividend on shares of its MuniPreferred prior to the Auction establishing the Applicable Rate for such dividend. If (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as required by the Statement solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of its MuniPreferred or the liquidation of the Fund or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gain or other taxable income for regular federal income tax purposes to shares of its MuniPreferred without having given advance notice thereof as described above, the Fund will make certain payments to owners of shares of its MuniPreferred to which such allocation was made to offset the federal income tax effect thereof as described under "Description of MuniPreferred Shares--Dividends and Dividend Periods--Gross-up Payments" in the Prospectus.

         In order for any distributions to owners of the shares of MuniPreferred to be eligible to be treated as exempt-interest dividends, such shares of MuniPreferred must be treated as stock for federal income tax purposes. Nuveen Advisory believes the shares of MuniPreferred should be treated as stock for federal income tax purposes.

         If at any time when the Fund's shares of MuniPreferred are outstanding the Fund fails to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of MuniPreferred Shares--Dividends and Dividend Periods--Restrictions on Dividends and Other Distributions" in the Prospectus. This may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and its net tax-exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or a non-deductible 4% federal excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to redeem its shares of MuniPreferred in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

         The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

         The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "nonexempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

         The Fund may, at its option, redeem shares of its MuniPreferred in whole or in part, and is required to redeem shares of its MuniPreferred to the extent required to maintain the MuniPreferred Basic Maintenance Amount and the 1940 Act MuniPreferred Asset Coverage. Gain or loss, if any, resulting from a redemption of the shares of MuniPreferred will be taxed as gain or loss from the sale or exchange of the shares of MuniPreferred under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. In determining whether the above conditions are satisfied, shares owned by certain persons related to the owner will be treated as held by such owner and, for purposes of (a), (b) and (c) above, an owner's ownership of common shares will be taken into account.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. federal income tax withholding at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income and net short-term capital gain. To the extent received by foreign investors, exempt-interest dividends, distributions of net long-term capital gain and gain from the sale or other disposition of the shares of MuniPreferred generally are exempt from U.S. federal income taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year and certain other conditions are met.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

         Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund, and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         The sale or other disposition of shares of MuniPreferred (other than redemptions, the rules for which are described above) will normally result in capital gain or loss to shareholders who hold their shares as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are generally subject to reduced rates of taxation. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or designated amounts of undistributed capital gain that are treated as received) with respect to such shares. Under certain circumstances, a shareholder's holding period may have to restart after, or may be suspended for, any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

         Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund's income attributable to municipal obligations subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

         Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

         The Fund is required in certain circumstances to withhold a portion of taxable dividends and certain other payments paid to certain holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's federal income tax liability, provided the required information is furnished to the IRS.

         The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

         The foregoing is a general summary of certain provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, foreign, state and local tax consequences of purchasing, holding and disposing of Fund shares.

                                    EXPERTS

         The Financial Statements of the Fund as of November 3, 2003, appearing in this Statement of Additional Information have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.

              CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                              AND REDEMPTION AGENT

         The custodian of the assets of and transfer, shareholder services and dividend paying agent for the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. Deutsche Bank Trust Company Americas, 100 Plaza One, 6th Floor, Jersey City, NJ 07311, a banking corporation organized under the laws of New York, is the Auction Agent with respect to shares of MuniPreferred and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Fund's prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS

                              FINANCIAL STATEMENTS






                                      F-2

                                   APPENDIX A



                  NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

                  STATEMENT ESTABLISHING AND FIXING THE RIGHTS
                               AND PREFERENCES OF
                             MUNICIPAL AUCTION RATE
                  CUMULATIVE PREFERRED SHARES ("MUNIPREFERRED")

                  NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

                                TABLE OF CONTENTS




                                                                                                               PAGE
                                                                                                               ----

DEFINITIONS......................................................................................................1
   "AA" Composite Commercial Paper Rate..........................................................................1
   Affiliate.....................................................................................................2
   Agent Member..................................................................................................2
   All Hold Order................................................................................................2
   Anticipation Notes............................................................................................2
   Applicable Rate...............................................................................................2
   Auction.......................................................................................................2
   Auction Agency Agreement......................................................................................2
   Auction Agent.................................................................................................2
   Auction Date..................................................................................................2
   Auction Procedures............................................................................................2
   Available MuniPeferred........................................................................................2
   Benchmark Rate................................................................................................2
   Beneficial Owner..............................................................................................3
   Bid and Bids..................................................................................................3
   Bidder and Bidders............................................................................................3
   Board of Trustees.............................................................................................3
   Broker-Dealer.................................................................................................3
   Broker-Dealer Agreement.......................................................................................3
   Business Day..................................................................................................3
   Code..........................................................................................................3
   Commercial Paper Dealers......................................................................................3
   Common Shares.................................................................................................3
   Cure Date.....................................................................................................3
   Date of Original Issue........................................................................................3
   Declaration...................................................................................................3
   Deposit Securities............................................................................................3
   Discounted Value..............................................................................................4
   Dividend Payment Date.........................................................................................4
   Dividend Period...............................................................................................4
   Existing Holder...............................................................................................4
   Failure to Deposit............................................................................................4
   Federal Tax Rate Increase.....................................................................................4
   Fund..........................................................................................................4
   Gross-Up Payment..............................................................................................5
   Hold Order and Hold Orders....................................................................................5
   Holder........................................................................................................5
   Independent Accountant........................................................................................5
   Initial Rate Period...........................................................................................5
   Interest Equivalent...........................................................................................5
   Issue Type Category...........................................................................................5
   Kenny Index...................................................................................................5
   Late Charge...................................................................................................5


                                TABLE OF CONTENTS
                                   (continued)


                                                                                                               PAGE
                                                                                                               ----

   Liquidation Preference........................................................................................5
   Market Value..................................................................................................5
   Maximum Potential Gross-Up Payment Liability..................................................................5
   Maximum Rate..................................................................................................5
   Minimum Rate Period...........................................................................................6
   Moody's.......................................................................................................6
   Moody's Discount Factor.......................................................................................6
   Moody's Eligible Asset........................................................................................6
   Moody's Exposure Period.......................................................................................7
   Moody's Volatility Factor.....................................................................................7
   Moody's Guidelines............................................................................................7
   Municipal Obligations.........................................................................................7
   MuniPreferred.................................................................................................7
   MuniPreferred Basic Maintenance Amount........................................................................7
   MuniPreferred Basic Maintenance Cure Date.....................................................................7
   MuniPreferred Basic Maintenance Report........................................................................7
   1940 Act......................................................................................................7
   1940 Act Cure Date............................................................................................7
   1940 Act MuniPreferred Asset Coverage.........................................................................7
   Notice of Redemption..........................................................................................7
   Notice of Special Rate Period.................................................................................7
   Order and Orders..............................................................................................7
   Other Issues..................................................................................................8
   Other Rating Agency...........................................................................................8
   Other Rating Agency Discount Factor...........................................................................8
   Other Rating Agency Eligible Assets...........................................................................8
   Other Rating Agency Guidelines................................................................................8
   Outstanding...................................................................................................8
   Person........................................................................................................8
   Potential Beneficial Owner....................................................................................8
   Potential Holder..............................................................................................8
   Preferred Shares..............................................................................................8
   Quarterly Valuation Date......................................................................................8
   Rate Multiple.................................................................................................8
   Rate Period...................................................................................................8
   Rate Period Days..............................................................................................9
   Rating Agency.................................................................................................9
   Rating Agency Certificate.....................................................................................9
   Rating Agency Guidelines......................................................................................9
   Receivables For Municipal Obligations Sold....................................................................9
   Redemption Price..............................................................................................9
   Reference Rate................................................................................................9
   Registration Statement........................................................................................9
   S&P...........................................................................................................9
   S&P Discount Factor...........................................................................................9
   S&P Eligible Asset............................................................................................9

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   S&P Exposure Period...........................................................................................9
   S&P Guidelines...............................................................................................10
   S&P Volatility Factor........................................................................................10
   Secondary Market Insurance...................................................................................10
   Securities Depository........................................................................................10
   Sell Order and Sell Orders...................................................................................10
   Special Rate Period..........................................................................................10
   Special Redemption Provisions................................................................................10
   Submission Deadline..........................................................................................10
   Submitted Bid and Submitted Bids.............................................................................10
   Submitted Hold Order and Submitted Hold Orders...............................................................10
   Submitted Order and Submitted Orders.........................................................................10
   Submitted Sell Order and Submitted Sell Orders...............................................................10
   Subsequent Rate Period.......................................................................................10
   Substitute Commercial Paper Dealer...........................................................................10
   Substitute U.S. Government Securities Dealer.................................................................11
   Sufficient Clearing Bids.....................................................................................11
   Taxable Allocation...........................................................................................11
   Taxable Equivalent of the Short-Term Municipal Bond Rate.....................................................11
   Taxable Income...............................................................................................11
   Treasury Bill................................................................................................11
   Treasury Bill Rate...........................................................................................11
   Treasury Note................................................................................................12
   Treasury Note Rate...........................................................................................12
   U.S. Government Securities Dealer............................................................................12
   Valuation Date...............................................................................................12
   Volatility Factor............................................................................................12
   Voting Period................................................................................................12
   Winning Bid Rate.............................................................................................12

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PART I   .......................................................................................................13
         1.       Number of Authorized Shares...................................................................13
         2.       Dividends.....................................................................................13
                  (a)      Ranking..............................................................................13
                  (b)      Cumulative Cash Dividends............................................................13
                  (c)      Dividends Cumulative From Date of Original Issue.....................................13
                  (d)      Dividend Payment Dates and Adjustment Thereof........................................13
                  (e)      Dividend Rates and Calculation of Dividends..........................................14
                  (f)      Curing a Failure to Deposit..........................................................16
                  (g)      Dividend Payments by Fund to Auction Agent...........................................16
                  (h)      Auction Agent as Trustee of Dividend Payments by Fund................................16
                  (i)      Dividends Paid to Holders............................................................16
                  (j)      Dividends Credited Against Earliest Accumulated But Unpaid Dividends.................16
                  (k)      Dividends Designated as Exempt-Interest Dividends....................................16
         3.       Gross-Up Payments.............................................................................16
                  (a)      Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or Fewer........17
                  (b)      Special Rate Periods of More Than 28 Rate Period Days................................17
                  (c)      No Gross-Up Payments in the Event of a Reallocation..................................17
         4.       Designation of Special Rate Periods...........................................................17
                  (a)      Length of and Preconditions for Special Rate Period..................................17
                  (b)      Adjustment of Length of Special Rate Period..........................................17
                  (c)      Notice of Proposed Special Rate Period...............................................18
                  (d)      Notice of Special Rate Period........................................................18
                  (e)      Failure to Deliver Notice of Special Rate Period.....................................19
         5.       Voting Rights.................................................................................19
                  (a)      One Vote Per Share of MuniPreferred..................................................19
                  (b)      Voting for Additional Trustees.......................................................19
                  (c)      Holders of MuniPreferred to Vote on Certain Other Matters............................21
                  (d)      Board May Take Certain Actions Without Shareholder Approval..........................22
                  (e)      Voting Rights Set Forth Herein Are Sole Voting Rights................................22
                  (f)      No Preemptive Rights or Cumulative Voting............................................22
                  (g)      Voting for Trustees Sole Remedy for Fund's Failure to Pay Dividends..................22
                  (h)      Holders Entitled to Vote.............................................................23
         6.       1940 Act MuniPreferred Asset Coverage.........................................................23
         7.       MuniPreferred Basic Maintenance Amount........................................................23
         8.       [Reserved]....................................................................................23
         9.       Restrictions on Dividends and Other Distributions.............................................23
                  (a)      Dividends on Preferred Shares Other Than MuniPreferred...............................23
                  (b)      Dividends and Other Distributions with Respect to Common Shares Under the 1940 Act...24
                  (c)      Other Restrictions on Dividends and Other Distributions..............................24
         10.      Rating Agency Restrictions....................................................................24
         11.      Redemption....................................................................................25
                  (a)      Optional Redemption..................................................................25
                  (b)      Mandatory Redemption.................................................................26
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                  (c)      Notice of Redemption.................................................................26
                  (d)      No Redemption Under Certain Circumstances............................................27
                  (e)      Absence of Funds Available for Redemption............................................27
                  (f)      Auction Agent as Trustee of Redemption Payments by Fund..............................27
                  (g)      Shares for Which Notice of Redemption Has Been Given are No Longer Outstanding.......27
                  (h)      Compliance with Applicable Law.......................................................28
                  (i)      Only Whole Shares of MuniPreferred May Be Redeemed...................................28
         12.      Liquidation Rights............................................................................28
                  (a)      Ranking..............................................................................28
                  (b)      Distributions Upon Liquidation.......................................................28
                  (c)      Pro Rata Distributions...............................................................29
                  (d)      Rights of Junior Shares..............................................................29
                  (e)      Certain Events Not Constituting Liquidation..........................................29
         13.      Miscellaneous.................................................................................29
                  (a)      Amendment of Appendix A to Add Additional Series.....................................29
                  (b)      Appendix A Incorporated By Reference.................................................29
                  (c)      No Fractional Shares.................................................................29
                  (d)      Status of Shares of MuniPreferred Redeemed, Exchanged or Otherwise Acquired
                           by the Fund..........................................................................29
                  (e)      Board May Resolve Ambiguities........................................................29
                  (f)      Headings Not Determinative...........................................................30
                  (g)      Notices..............................................................................30
PART II.........................................................................................................31
         1.       Orders........................................................................................31
         2.       Submission of Orders by Broker-Dealers to Auction Agent.......................................33
         3.       Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate...............34
         4.       Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of
                  Shares........................................................................................36
         5.       Notification of Allocations...................................................................38
         6.       Auction Agent.................................................................................38
         7.       Transfer of Shares of MuniPreferred...........................................................39
         8.       Global Certificate............................................................................39
APPENDIX A.......................................................................................................1
         Section 1.        Designation as to Series..............................................................1
         Section 2.        Number of Authorized Shares Per Series................................................2
         Section 3.        Exceptions to Certain Definitions.....................................................2
         Section 4.        Certain Definitions...................................................................2
         Section 5.        Initial Rate Periods..................................................................4
         Section 6.        Date for Purposes of Paragraph (zzz) Contained Under the Heading "Definitions"
                           in this Statement.....................................................................4
         Section 7.        Party Named for Purposes of the Definition of "Rate Multiple" in this Statement.......4
         Section 8.        Additional Definitions................................................................4
         Section 9.        Dividend Payment Dates................................................................4

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         Section 10.       Amount for Purposes of Subparagraph (c)(i) of Section 5 of Part I of this
                           Statement.............................................................................5
         Section 11.       Redemption Provisions Applicable to Initial Rate Periods..............................5
         Section 12.       Applicable Rate for Purposes of Subparagraph (b)(iii) of Section 3 of
                           Part II of this Statement.............................................................5
         Section 13.       Certain Other Restrictions and Requirements...........................................5

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                                       vi

         NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND, a Massachusetts business trust (the "Fund"), certifies that:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund's Declaration of Trust (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Fund's authorized Preferred Shares liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

         Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):

                                   DEFINITIONS

         Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         (a) "AA" COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the

"interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         (b) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the trustees, directors, or executive officers of which is a trustee of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Fund.

         (c) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

         (d) "ALL HOLD ORDER" shall have the meaning specified in Section 12 of Appendix A of this Statement.

         (e) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

         (f) "APPLICABLE RATE" shall have the meaning specified in subparagraph
(e)(i) of Section 2 of Part I of this Statement.

         (g) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

         (h) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         (i) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

         (j) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

         (k) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

         (l) "AVAILABLE MUNIPREFERRED" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (m) "BENCHMARK RATE" shall have the meaning specified in Section 12 of Appendix A hereto.

         (n) "BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

         (o) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (p) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         (q) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

         (r) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         (s) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

         (t) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

         (u) "CODE" means the Internal Revenue Code of 1986, as amended.

         (v) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         (w) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

         (x) "CURE DATE" shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

         (y) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.

         (z) "DECLARATION" shall have the meaning specified on the first page of this Statement.

         (aa) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least A-l+ or SP-l+ by S&P, except that, for purposes of subparagraph
(a)(v) of Section 11 of Part I of this

Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

         (bb) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

         (cc) [Reserved]

         (dd) [Reserved]

         (ee) "DIVIDEND PAYMENT DATE," with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

         (ff) "DIVIDEND PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

         (gg) "EXISTING HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

         (hh) "FAILURE TO DEPOSIT," with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (ii) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

         (jj) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.

         (kk) "GROSS-UP PAYMENT" shall have the meaning specified in Section 4 of Appendix A hereto.

         (ll) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (mm) "HOLDER," with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

         (nn) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         (oo) "INITIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

         (pp) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         (qq) "ISSUE TYPE CATEGORY," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (rr) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

         (ss) "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of this Statement.

         (tt) "LIQUIDATION PREFERENCE," with respect to a given number of shares of MuniPreferred, means $25,000 times that number.

         (uu) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

         (vv) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

         (ww) "MAXIMUM RATE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:

                  (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

                           (A) the dividend rate on shares of such series for
                  the then-ending Rate Period; and

                                    (B) the product of (1) the higher of (x) the
                           Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

                  (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

         (xx) [Reserved]

         (yy) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

         (zz) "MOODY'S" shall mean Moody's Investors Service, a Delaware corporation, and its successors.

         (aaa) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

         (bbb) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in
Section 4 of Appendix A hereto.

         (ccc) "MOODY'S EXPOSURE PERIOD" shall have the meaning specified in the Moody's Guidelines.

         (ddd) "MOODY'S GUIDELINES" shall have the meaning specified in Section 4 of Appendix A hereto.

         (eee) "MOODY'S VOLATILITY FACTOR" shall have the meaning specified in the Moody's Guidelines.

         (fff) "MUNICIPAL OBLIGATIONS" shall mean municipal securities as described in the Funds' registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time ("Registration Statement").

         (ggg) "MUNIPREFERRED" shall have the meaning set forth on the first page of this Statement.

         (hhh) "MUNIPREFERRED BASIC MAINTENANCE AMOUNT," as of any Valuation Date, has the meaning set forth in the Rating Agency Guidelines.

         (iii) "MUNIPREFERRED BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, has the meaning set forth in the Rating Agency Guidelines.

         (jjj) "MUNIPREFERRED BASIC MAINTENANCE REPORT" has the meaning set forth in the Rating Agency Guidelines.

         (kkk) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

         (lll) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by Section 6 of
Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         (mmm) "1940 ACT MUNIPREFERRED ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

         (nnn) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of
Part I of this Statement.

         (ooo) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.

         (ppp) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (qqq) "OTHER ISSUES," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (rrr) "OTHER RATING AGENCY" shall have the meaning specified in Section 4 of Appendix A hereto.

         (sss) "OTHER RATING AGENCY DISCOUNT FACTOR" shall have the meaning specified in Section 4 to Appendix A hereto.

         (ttt) "OTHER RATING AGENCY ELIGIBLE ASSETS" shall have the meaning specified in Section 4 of Appendix A hereto.

         (uuu) "OTHER RATING AGENCY GUIDELINES" shall have the meaning specified in Section 4 of Appendix A hereto.

         (vvv) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

         (www) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (xxx) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

         (yyy) "POTENTIAL HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

         (zzz) "PREFERRED SHARES" shall mean the preferred shares of the Fund, and includes the shares of MuniPreferred.

         (aaaa) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

         (bbbb) "RATE MULTIPLE" shall have the meaning specified in Section 4 of Appendix A hereto.

         (cccc) "RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period, and any Transitional Rate Period, of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

         (dddd) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

         (eeee) "RATING AGENCY" shall have the meaning specified in Appendix A hereto.

         (ffff) "RATING AGENCY CERTIFICATE" shall have the meaning specified in paragraph (b) of Section 7 of Part I of this Statement.

         (gggg) "RATING AGENCY GUIDELINES" shall have the meaning specified in Appendix A hereto.

         (hhhh) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

         (iiii) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

         (jjjj) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer, (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

         (kkkk) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

         (llll) "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, and its successors.

         (mmmm) "S&P DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

         (nnnn) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.

         (oooo) "S&P EXPOSURE PERIOD" shall have the meaning specified in the S&P Guidelines.

         (pppp) "S&P GUIDELINES" shall have the meaning specified in Section 4 of Appendix A hereto.

         (qqqq) "S&P VOLATILITY FACTOR" shall have the meaning specified in the S&P Guidelines.

         (rrrr) "SECONDARY MARKET INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (ssss) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.

         (tttt) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (uuuu) "SPECIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph (a) of Section 4 of
Part I of this Statement.

         (vvvv) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

         (wwww) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         (xxxx) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (yyyy) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (zzzz) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (aaaaa) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (bbbbb) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         (ccccc) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

         (ddddd) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

         (eeeee) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (fffff) "TAXABLE ALLOCATION" shall have the meaning specified in
Section 3 of Part I of this Statement.

         (ggggg) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B)
1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

         (hhhhh) "TAXABLE INCOME" shall have the meaning specified in Section 12 of Appendix A hereto.

         (iiiii) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

         (jjjjj) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

         (kkkkk) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

         (lllll) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         (mmmmm) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         (nnnnn) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.

         (ooooo) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

         (ppppp) "VOTING PERIOD" shall have the meaning specified in paragraph
(b) of Section 5 of Part I of this Statement.

         (qqqqq) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

                                     PART I

         1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

         2. DIVIDENDS.

           (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

           (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more (except to the extent set forth in Section 3 of this Part
I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

           (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

           (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:

                  (i) (A) in the case of a series of MuniPreferred designated as "Series F MuniPreferred" or "Series M MuniPreferred" in Section 1 of Appendix A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as "Series T MuniPreferred," "Series W MuniPreferred" or "Series TH MuniPreferred" in Section 1 of Appendix A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and

                  (ii) notwithstanding Section 9 of Appendix A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

           (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

                  (i) DIVIDEND RATES. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                           (A) an Auction for any such Subsequent Rate Period is
                  not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                           (B) any Failure to Deposit shall have occurred with
                  respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this
                  Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                           (C) any Failure to Deposit shall have occurred with
                  respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB2"); or

                           (D) any Failure to Deposit shall have occurred with
                  respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
                  Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB2") (the rate per annum at which dividends are payable on shares of a series of MuniPreferred for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

                  (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

           (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

           (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

           (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

           (i) DIVIDENDS PAID TO HOLDERS. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

           (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

           (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on shares of MuniPreferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

         3. GROSS-UP PAYMENTS. Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

           (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Fund.

           (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Fund.

           (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

         4. DESIGNATION OF SPECIAL RATE PERIODS.

           (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

           (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as "Series M MuniPreferred" in Section 1 of Appendix A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as "Series T

MuniPreferred" in Section 1 of Appendix A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as "Series W MuniPreferred" in Section 1 of Appendix A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as "Series TH MuniPreferred" in Section 1 of Appendix A hereto, or (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as "Series F MuniPreferred" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred, (c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.

           (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

           (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

                  (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or
         (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets

         (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein); or

                  (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

           (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or
(d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this
Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

         5. VOTING RIGHTS.

           (a) ONE VOTE PER SHARE OF MUNIPREFERRED. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each share of MuniPreferred, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of outstanding Preferred Shares, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two trustees of the Fund, each Preferred Share, including each share of MuniPreferred, entitling the holder thereof to one vote. Subject to paragraph
(b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including MuniPreferred, voting together as a single class, shall elect the balance of the trustees.

           (b) VOTING FOR ADDITIONAL TRUSTEES.

                  (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of MuniPreferred, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including MuniPreferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (A) if at the close of business on any dividend
                  payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Share, including MuniPreferred, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                           (B) if at any time holders of Preferred Shares are
                  entitled under the 1940 Act to elect a majority of the trustees of the Fund.

                  Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph
         (b)(i).

                  (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in subparagraph
         (b)(i) of this Section 5 on a one-vote-per-share basis.

                  (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

                  (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

           (c) HOLDERS OF MUNIPREFERRED TO VOTE ON CERTAIN OTHER MATTERS.

                  (i) INCREASES IN CAPITALIZATION. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class:
         (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of MuniPreferred, or classes or series of Preferred Shares ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; provided, however, that
         (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of MuniPreferred in a manner different from any other series of MuniPreferred, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

                  (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, "majority of the outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) of the results of such vote.

           (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of any holder of shares of Preferred Shares, including any series of MuniPreferred, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the MuniPreferred, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including MuniPreferred, or the Holders thereof, provided that the Board of Trustees receives written confirmation from such Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of any series of MuniPreferred) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

         Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of Preferred Shares, including any series of MuniPreferred, or any other shareholder of the Fund.

         In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including any series of MuniPreferred, or any other shareholder of the Fund, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the MuniPreferred Shares Basic Maintenance Amount.

           (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

           (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.

           (g) VOTING FOR TRUSTEES SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

           (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

         6. 1940 ACT MUNIPREFERRED ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.

         7. MUNIPREFERRED BASIC MAINTENANCE AMOUNT.

           (a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody's is then rating the shares of MuniPreferred).

           (b) The Fund shall deliver to each Rating Agency which is then rating shares of MuniPreferred and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act FundPreferred Shares Asset Coverage, MuniPreferred Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a "Rating Agency Certificate"). A failure by the Fund to deliver a Rating Agency Certificate with respect to the MuniPreferred Basic Maintenance Amount shall be deemed to be delivery of a Rating Agency Certificate indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.

         8. [RESERVED].

         9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

           (a) DIVIDENDS ON PREFERRED SHARES OTHER THAN MUNIPREFERRED. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

           (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

           (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I,
(A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless
(i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.

         10. RATING AGENCY RESTRICTIONS. For so long as any shares of MuniPreferred are Outstanding and any Rating Agency is then rating the shares of MuniPreferred, the Fund will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a series of MuniPreferred.

         11. REDEMPTION.

           (a) OPTIONAL REDEMPTION.

                  (i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of MuniPreferred may not be redeemed in part if after such partial redemption fewer than 250 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph
         (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

                  (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

                  (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

                  (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

                  (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

           (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or fails to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of MuniPreferred and other Preferred Shares the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Shares (and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of MuniPreferred and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those shares of MuniPreferred and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

           (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this Section 11, it shall mail a

Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and
(vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

           (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

           (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.

           (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

           (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

           (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

           (i) ONLY WHOLE SHARES OF MUNIPREFERRED MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         12. LIQUIDATION RIGHTS.

           (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

           (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this
Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

           (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

           (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.

           (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

         13. MISCELLANEOUS.

           (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of MuniPreferred or additional shares of a series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

           (b) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

           (c) NO FRACTIONAL SHARES. No fractional shares of MuniPreferred shall be issued.

           (d) STATUS OF SHARES OF MUNIPREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series.

           (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.

           (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

           (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II

         1. ORDERS.

           (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:

                  (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                           (B) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

                  and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

           For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i), (B), (i), (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                           (B) such number or a lesser number of Outstanding
                  shares of such series to be determined as set forth in clause
                  (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding shares of such series
                  specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series
                  specified in such Sell Order; or

                           (B) such number or a lesser number of Outstanding
                  shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                  (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                           (B) such number or a lesser number of Outstanding
                  shares of such series as set forth in clause (v) of paragraph
                  (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

           (c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.

         2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

           (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MuniPreferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                  (ii) the aggregate number of shares of such series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such series
                  subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such series
                  subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such series
                  subject to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

           (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

           (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

           (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                  (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                           (B) subject to subclause (A), if more than one Bid of
                  an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than
                  one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the number, if any, of such
                  Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

           (e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

           (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

           (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available MuniPreferred" of such series);

                  (ii) from the Submitted Orders for shares of such series whether:

                           (A) the number of Outstanding shares of such series
                  subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

                  exceeds or is equal to the sum of:

                           (B) the number of Outstanding shares of such series
                  subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                           (C) the number of Outstanding shares of such series
                  subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                  (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

                  would result in such Existing Holders described in subclause
                  (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available MuniPreferred of such series.

           (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                  (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                  (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 12 of Appendix A hereto.

         4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

           (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs
(d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred ("remaining shares") in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) and
         (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

           (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

           (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

           (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.

           (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.

           (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

           (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of MuniPreferred of any series or to pay for shares of MuniPreferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

         5. NOTIFICATION OF ALLOCATIONS. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

         6. AUCTION AGENT. For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of MuniPreferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of MuniPreferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

         7. TRANSFER OF SHARES OF MUNIPREFERRED. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

         8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period,
(i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

                            (Signature page follows)

         IN WITNESS WHEREOF, NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND, has caused these presents to be signed on _________, 2004 in its name and on its behalf by its Vice President and attested by its Assistant Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.


                                                NUVEEN MUNICIPAL HIGH INCOME
                                                OPPORTUNITY FUND

                                                By:
                                                    ----------------------------
                                                    Jessica R. Droeger
                                                    Vice President


ATTEST:
        -------------------------
        Virginia O'Neal
        Assistant Secretary

                                                                      APPENDIX A

                  NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

         SECTION 1. DESIGNATION AS TO SERIES.

                  SERIES ___: A series of ___ Preferred Shares, par value
$.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Shares, Series ___." Each of the ___ shares of Series __ MuniPreferred issued on _________, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of ________, 2004; have an Applicable Rate for its Initial Rate Period equal to _______% per annum; have an initial Dividend Payment Date of ________, 2004; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series ___ MuniPreferred issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series ___ MuniPreferred, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. The Series ___ MuniPreferred shall constitute a separate series of Preferred Shares of the Fund, and each share of Series ___ MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.

                  SERIES ___: A series of ___ Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Shares, Series ___." Each of the ___ shares of Series ___ MuniPreferred issued on _________, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of ________, 2004; have an Applicable Rate for its Initial Rate Period equal to _______% per annum; have an initial Dividend Payment Date of ________, 2004; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series ___ MuniPreferred issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series ___ MuniPreferred, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. The Series ___ MuniPreferred shall constitute a separate series of Preferred Shares of the Fund, and each share of Series ___ MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.

                  SERIES ___: A series of ___ Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Shares, Series ___." Each of the ___ shares of Series __ MuniPreferred issued on _________, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of ________, 2004; have an Applicable Rate for its Initial Rate Period equal to _______% per annum; have an initial Dividend Payment Date of ________, 2004; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series ___ MuniPreferred issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series ___ MuniPreferred, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. The Series ___ MuniPreferred shall constitute a separate series of Preferred Shares of the Fund, and each share of Series ___ MuniPreferred shall be identical except as provided in
Section 11 of Part I of this Statement.

         SECTION 2. NUMBER OF AUTHORIZED SHARES PER SERIES. The number of authorized shares constituting Series ___, ___ and ___ MuniPreferred is ___, ___ and ___, respectively.

         SECTION 3. EXCEPTIONS TO CERTAIN DEFINITIONS. Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this
Statement:

                  Not applicable.

         SECTION 4. CERTAIN DEFINITIONS. For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  "ESCROWED BONDS" shall have the meaning set forth in the Rating Agency Guidelines.

                  "GROSS-UP PAYMENT" means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal combined regular Federal personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

                  "INVERSE FLOATER" shall have the meaning set forth in the Rating Agency Guidelines.

                  "ISSUE TYPE CATEGORY" shall have the meaning set forth in the Rating Agency Guidelines.

                  "MOODY'S DISCOUNT FACTOR" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of shares of MuniPreferred.

                  "MOODY'S ELIGIBLE ASSETS" means assets of the Fund set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of shares of MuniPreferred.

                  "MOODY'S GUIDELINES" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of shares of MuniPreferred.

                  "OTHER ISSUES" shall have the meaning set forth in the Rating Agency Guidelines.

                  "OTHER RATING AGENCY" means each rating agency, if any, other than Moody's or S&P then providing a rating for the shares of MuniPreferred pursuant to the request of the Fund.

                  "OTHER RATING AGENCY DISCOUNT FACTOR" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of shares of MuniPreferred.

                  "OTHER RATING AGENCY ELIGIBLE ASSETS" means assets of the Fund set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of shares of MuniPreferred.

                  "OTHER RATING AGENCY GUIDELINES" mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency's rating of shares of MuniPreferred.

                  "RATE MULTIPLE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

       PREVAILING RATING           PERCENTAGE
       ----------------            ----------

"aa3"/AA-- or higher........          110%
"a3"/A--....................          125%
"baa3"/BBB--................          150%
"ba3"/BB--..................          200%
Below "ba3"/BB--............          250%



provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular Federal personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

                  For purposes of this definition, the "prevailing rating" of shares of a series of MuniPreferred shall be (i) "aa3"/AA-- or higher if such shares have a rating of "aa3" or better by Moody's and AA-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA-- or higher, then "a3"/A-- if such shares have a rating of "a3" or better by Moody's and A-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA-- or higher or "a3"/A--, then "baa3"/BBB-- if such shares have a rating of "baa3" or better by Moody's and BBB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA-- or higher, "a3"/A-- or "baa3"/BBB--, then "ba3"/BB-- if such shares have a rating of "ba3" or better by Moody's and BB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA-- or higher, "a3"/A--, "baa3"/BBB--, or "ba3"/BB--, then Below "ba3"/BB--; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of MuniPreferred. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of Appendix A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party's name in Section 7 of Appendix A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

                  "RATING AGENCY" means each of S&P (if S&P is then rating shares of MuniPreferred), Moody's (if Moody's is then rating shares of MuniPreferred) and any Other Rating Agency.

                  "RATING AGENCY GUIDELINES" mean S&P (if S&P is then rating shares of MuniPreferred), Moody's Guidelines (if Moody's is then rating shares of MuniPreferred) and any Other Rating Agency Guidelines.

                  "S&P DISCOUNT FACTOR" means the discount factors set forth in the S&P Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with S&P's ratings of MuniPreferred Shares.

                  "S&P ELIGIBLE ASSETS" means assets of the Fund set forth in the S&P Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with S&P's ratings of MuniPreferred Shares.

                  "S&P GUIDELINES" mean the guidelines provided by S&P, as may be amended from time to time, in connection with S&P's ratings of MuniPreferred Shares.

         SECTION 5. INITIAL RATE PERIODS. The Initial Rate Period for shares of Series ___, ___ and ___ MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding ______, 2004, ________, 2004 and ________, 200_, respectively.

         SECTION 6. DATE FOR PURPOSES OF PARAGRAPH (ZZZ) CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT. ___________, 2004.

         SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.

             PARTY                SERIES OF MUNIPREFERRED
             -----                -----------------------
                                        Series ___
                                        Series ___
                                        Series ___


         SECTION 8. ADDITIONAL DEFINITIONS.

                  None

         SECTION 9. DIVIDEND PAYMENT DATES. Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:

                  Series ___ MuniPreferred, for the Initial Rate Period on ___________, 2004, and on each __________ thereafter.

                  Series ___ MuniPreferred, for the Initial Rate Period on ___________, 2004, and on each __________ thereafter.

                  Series ___ MuniPreferred, for the Initial Rate Period on ___________, 2004, and on the first business day of each month thereafter, until
_________, 200_.

         SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c)(i) OF SECTION 5 OF PART I OF THIS STATEMENT. $_________.

         SECTION 11. REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS. Not applicable.

         SECTION 12. APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH (b)(III)
OF SECTION 3 OF PART II OF THIS STATEMENT. For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A)(I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal combined regular Federal personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal combined regular Federal personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

         SECTION 13. CERTAIN OTHER RESTRICTIONS AND REQUIREMENTS.

         See Rating Agency Guidelines.

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

         STANDARD & POOR'S CORPORATION--A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C       Obligations rated "BB", "B", "CCC", "CC", and "C"
                            are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.                        Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ( `AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

         A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

         SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from `A' for the highest quality obligations to `D' for the lowest. These categories are as follows:

         A-1 The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated `B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

         Aaa Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in `Aaa' securities.

         A Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM LOANS

         MIG 1/VMIG 1          This designation denotes superior credit quality.
                               Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2          This designation denotes strong credit quality.
                               Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3          This designation denotes acceptable credit
                               quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

SHORT-TERM DEBT RATINGS

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         --       Leading market positions in well-established industries.

         --       High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         FITCH RATINGS--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

         AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

         BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C High default risk. Default is a real possibility.
                  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

         DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

         Notes:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

         `NR' indicates that Fitch does not rate the issuer or issue in question.

         `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as `evolving'.

                                   APPENDIX C

                          HEDGING STRATEGIES AND RISKS

         Set forth below is additional information regarding the various defensive hedging techniques.

FUTURES AND INDEX TRANSACTIONS

         FINANCIAL FUTURES

         A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

         The purchase of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. When the Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

         The sale of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

         Among the risks associated with the use of financial futures by the Fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

         Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

         The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

OPTIONS ON FINANCIAL FUTURES

         The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

         INDEX FUTURES

         A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

         INDEX OPTIONS

         The Fund may also purchase put or call options on U.S. Government or tax- exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

         Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                  Nuveen Municipal High Income Opportunity Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                __________, 2004

                            PART C--OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

         1.       Financial Statements:

                  Statement of Net Assets, ___________, 2003 (audited)

                  Statement of Net Assets, ___________, 2004 (unaudited)

                  Statement of Operations from ___________, 2003 (commencement of operations) to ______________, 2003 (audited)

                  Statement of Changes in Net Assets from ___________, 2003 (commencement of operations) to ______________, 2004 (unaudited)

                  Portfolio of Investments, _____________, 2004 (unaudited)

         2.       Exhibits:

                  a. Declaration of Trust dated October 8, 2003. Filed on October 17, 2003 as Exhibit a to the Registrant's Registration Statement on Form N-2 (File
                           No. 333-109801) and incorporated herein by reference.*

                  b. By-laws of Registrant. Filed on October 17, 2003 as Exhibit b to the Registrant's Registration Statement on Form N-2 (File No. 333-109801) and incorporated herein by reference.*

                  c.       None.

                  d.       Form of Share Certificate.**

                  e. Terms and Conditions of the Dividend Reinvestment Plan. Filed on November 6, 2003 as Exhibit e to Pre-effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 (File
                           No. 333-109801) and incorporated herein by reference.*

                  f.       None.

                  g. Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated November 3, 2003. Filed on November 18, 2003 as Exhibit g to Pre-effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File
                           No. 333-109801) and incorporated herein by reference.*

                  h.1      Form of Underwriting Agreement.**

                  h.2      Form of Master Selected Dealer Agreement.**

                  h.3      Form of Master Agreement Among Underwriters.**

                  i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on November 6, 2003 as Exhibit i to

                           Pre-effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 (File No. 333-109801) and incorporated herein by reference.*

                  j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 19, 2002. Filed on November 18, 2003 as Exhibit j to Pre-effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File No. 333-109801) and incorporated herein by reference.*

                  k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002. Filed on November 18, 2003 as Exhibit k.1 to Pre-effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File No. 333-109801) and incorporated herein by reference.*

                  k.2 Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp. dated November 3, 2003. Filed on November 18, 2003 as Exhibit k.2 to Pre-effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File
                           No. 333-109801) and incorporated herein by reference.*

                  k.3      Form of DTC Letter of Representations.**

                  k.4      Form of Auction Agency Agreement.**

                  k.5      Form of Broker Dealer Agreement.**

                  l.1 Opinion and consent of Vedder, Price, Kaufman & Kammholz, P.C.**

                  l.2      Opinion and consent of Bingham McCutchen LLP.**

                  m.       None.

                  n.       Consent of Ernst & Young LLP.**

                  o.       None.

                  p. Subscription Agreement of Nuveen Advisory Corp. dated November 3, 2003. Filed on November 18, 2003 as Exhibit p to Pre-effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File No. 333-109801) and incorporated herein by reference.*

                  q.       None.

                  r. Code of Ethics of Nuveen Advisory Corp. Filed on November 6, 2003 as Exhibit r.1 to Pre-effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 (File No. 333-109801) and incorporated herein by reference.*

                  s. Powers of Attorney. Filed November 20, 2003 as Exhibit S to the Registrant's Registration Statement on Form N-2 (File No. 333-110618) and incorporated herein by reference).*

--------------------
*       Previously filed.

**      To be filed by amendment.

ITEM 25:  MARKETING ARRANGEMENTS.

         See Sections _, _ and __ of the Form of Underwriting Agreement to be filed as Exhibit h.1 to the Registration Statement.

         See the Introductory Paragraph and Sections _ and __ of the Form of Master Selected Dealer Agreement to be filed as Exhibit h.2 to the Registration Statement and the Introductory Paragraph and Sections _ and _ of the Form of Nuveen Master Selected Dealer Agreement to be filed as Exhibit h.3 to the Registration Statement.

         See the Introductory Paragraphs and Sections __, and __ of the Form of Master Agreement Among Underwriters to be filed as Exhibit h.4 to the Registration Statement.

ITEM 26:  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission fees.................       $         *
Printing and engraving expenses.........................                 *
Legal Fees..............................................                 *
Exchange listing fees...................................                 *
Blue Sky filing fees and expenses.......................                 *
Underwriter's reimbursement.............................                 *
Miscellaneous expenses..................................                 *
                                                               -----------
   Total................................................       $         *
                                                               ===========

----------------------------
*       To be completed by amendment.

ITEM 27:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 28:  NUMBER OF HOLDERS OF SECURITIES

         At ___________, 2003

                                                             NUMBER OF
                                                              RECORD
                            TITLE OF CLASS                    HOLDERS
                -------------------------------------       ----------
                Common Shares, $0.01 par value


ITEM 29:  INDEMNIFICATION

         Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

         Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

         No indemnification shall be provided hereunder to a Covered Person:

         (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

         (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

                  (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (ii)     by written opinion of independent legal counsel.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

         Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this
Section 4 shall be advanced by the

         Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

         (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

         As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

         Section 8 of the Form of Underwriting Agreement filed as Exhibit h.1 to the Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Municipal Trust. Nuveen Advisory Corp. also serves as investment adviser to the following closed-end management type investment companies other than the
Registrant: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal

Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premium Municipal Income Fund, Inc., Nuveen Premium Insured Municipal Income Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen Michigan Premium Income Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage MunicipalFund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund.

         Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part A of the Registration Statement. Such information for the remaining senior officers of Nuveen Advisory Corp. appears below:

                                                                     OTHER BUSINESS, PROFESSION, VOCATION OR
                NAME AND POSITION WITH NAC                              EMPLOYMENT DURING PAST TWO YEARS
--------------------------------------------------------    --------------------------------------------------------
John P. Amboian, President..............................    President and Director, formerly Executive Vice
                                                            President of Nuveen Investments, Inc., Nuveen
                                                            Investments, LLC, Nuveen Institutional Advisory Corp.,
                                                            Nuveen Asset Management, Inc. and Executive Vice
                                                            President and Director of Rittenhouse Asset Management,
                                                            Inc.

Alan G. Berkshire, Senior Vice President, Secretary and
General Counsel.........................................    Senior Vice President (since 1999), formerly Vice
                                                            President and General Counsel (since 1997) and Secretary
                                                            (since 1998) of Nuveen Investments, Inc., Nuveen
                                                            Investments, LLC, and Nuveen Asset Management, Inc.;
                                                            Senior Vice President (since 1997) and Secretary (since
                                                            1998) of Nuveen Institutional Advisory Corp., Senior
                                                            Vice President, Secretary and General Counsel of
                                                            Rittenhouse Asset Management, Inc. (since 2001);
                                                            Secretary (since 2003) of Symphony Asset Management, LLC.

Margaret E. Wilson, Senior Vice President,
Finance.................................................    Senior Vice President, Finance of Nuveen Investments,
                                                            Inc., Nuveen Investments, LLC, and Nuveen Institutional
                                                            Advisory Corp.

ITEM 31:  LOCATION OF ACCOUNTS AND RECORDS

         Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp.

ITEM 32:  MANAGEMENT SERVICES

         Not applicable.

ITEM 33:  UNDERTAKINGS

         1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5.       The Registrant undertakes that:

                  a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                  b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 30th day of December 2003.

                                NUVEEN MUNICIPAL HIGH INCOME
                                OPPORTUNITY FUND

                                /s/ Jessica R. Droeger
                                ------------------------------------------------
                                Jessica R. Droeger, Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURE                                 TITLE                                  DATE
-----------------------------------      -----------------------------------    ---------------------------
/s/ Stephen D. Foy                       Vice President and Controller                    December 30, 2003
-----------------------------------
Stephen D. Foy                           (Principal Financial and
                                         Accounting Officer)

/s/ Gifford R. Zimmerman                 Chief Administrative Officer                     December 30, 2003
-----------------------------------
Gifford R. Zimmerman                     (Principal Executive Officer)

Timothy R. Schwertfeger*                 Chairman of the Board and Trustee      By:  /s/ Jessica R. Droeger
                                                                                   ------------------------
                                                                                      Jessica R. Droeger
                                                                                      Attorney-In-Fact
                                                                                      December 30, 2003

William E. Bennett*                      Trustee

Robert P. Bremner*                       Trustee

Lawrence H. Brown*                       Trustee

Jack B. Evans*                           Trustee

Anne E. Impellizzeri*                    Trustee

William L. Kissick*                      Trustee

Thomas E. Leafstrand*                    Trustee

Peter R. Sawers*                         Trustee

William J. Schneider*                    Trustee

Judith M. Stockdale*                     Trustee

Sheila W. Wellington*                    Trustee

-------------------------
*       Original powers of attorney authorizing Jessica R. Droeger and Gifford
        R. Zimmerman, among others, to execute the Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf the Registration Statement is filed, have been executed and filed on November 18, 2003 as exhibits to Registrant's Registration Statement on Form N-2 (File No. 333-109801) and incorporated herein by reference.

                                INDEX TO EXHIBITS

a.              Declaration of Trust dated October 8, 2003, filed on October 17, 2003.*
b.              By-laws of Registrant.*
c.              None.
d.              Form of Share Certificate.**
e.              Terms and Conditions of the Dividend Reinvestment Plan.*
f.              None.
g.              Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated November 3, 2003.*
h.1             Form of Underwriting Agreement.**
h.2             Form of Master Selected Dealer Agreement.**
h.3             Form of Master Agreement Among Underwriters.**
i.              Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and
                Trustees.*
j.              Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated
                August 19, 2002.*
k.1             Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust
                Company dated October 7, 2002.*
k.2             Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp. dated November 3, 2003.*
k.3             Form of DTC Letter of Representations.*
k.4             Form of Auction Agency Agreement.**
k.5             Form of Broker Dealer Agreement.**
l.1             Opinion and consent of Vedder, Price, Kaufman & Kammholz, P.C.*
l.2             Opinion and consent of Bingham McCutchen LLP.**
m.              None.
n.              Consent of Ernst & Young LLP.**
o.              None.
p.              Subscription Agreement of Nuveen Advisory Corp. dated November 3, 2003.*
q.              None.
r.              Code of Ethics of Nuveen Advisory Corp.*
s.              Powers of Attorney.

-----------------------
*       Previously filed.
**      To be filed by amendment.